UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: March 31, 2018

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

March 31, 2018

ANNUAL REPORT

SEI Asset Allocation Trust

›	Defensive Strategy Fund
›	Defensive Strategy Allocation Fund
›	Conservative Strategy Fund
›	Conservative Strategy Allocation Fund
›	Moderate Strategy Fund
›	Moderate Strategy Allocation Fund
›	Aggressive Strategy Fund
›	Tax-Managed Aggressive Strategy Fund
›	Core Market Strategy Fund
›	Core Market Strategy Allocation Fund
›	Market Growth Strategy Fund
›	Market Growth Strategy Allocation Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2018

To Our Shareholders:

Financial markets completed 2017 without any enduring missteps in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance was positive across markets but ran the gamut in terms of strength—with emerging-market debt near the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment. However, the end of the fiscal year saw the sudden return of volatility to the markets. The VIX index rose to a three-year high, and risk-asset prices fell sharply in February, with the S&P 500 Index touching down 10% from its earlier highs before a brief recovery. Robust economic data and consumer confidence in a healthy economy likely prevented a more sizeable market correction. By the end of the reporting period, trade war concerns served as a major catalyst for equity markets as the February lows were tested, while markets tried to gain support from robust macro data and earnings momentum.

Most of the projections we shared for the Funds’ most recently completed fiscal year, from the start of April 2017 through the end of March 2018, were realized. The pace of interest-rate increases by the Federal Reserve (Fed) largely followed the market’s expectations. Strength in the euro relative to the U.S. dollar through the year prevented a quick end to the European Central Bank’s (ECB) commitment to stimulus; the Japanese yen remained mostly range-bound while the Bank of Japan (BOJ) held monetary policy stable through the fiscal year. China continued to guide its currency lower, hitting a low near the end of the fiscal period.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued yield-curve flattening drove market movements throughout the latter part of the fiscal year.

The global oil supply-demand imbalance persisted throughout the first half of the period, before a strong rebound in oil during the second half of the fiscal year, supported by rising demand, geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror. Severe unrest continued in some regions of the Middle East, driven by the conflicting and overlapping regional interests of extremist groups, nationalist fighters and state actors.

In the U.S., President Trump’s early actions following his inauguration just before the start of the fiscal year demonstrated a commitment to follow through on tighter U.S. immigration policy. President Trump stated that aggression from North Korea would be met with “fire and fury” before agreeing later in the fiscal period to a possible meeting with North Korea’s leader later this year; controversy over Trump’s response to violent clashes between protesters in Charlottesville, Virginia briefly drove market sentiment after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare initially sparked volatility, as investors assumed that tax and budget resolutions would have to wait until healthcare legislation was resolved. However, longer-term market reactions to geopolitical events were surprisingly muted.

U.S. equities were hit toward the end of the fiscal year by fears of a global trade war after President Trump announced tariffs on steel and aluminium imports, followed by additional tariffs on Chinese imports. The Chinese government retaliated with tariffs on approximately $3 billion of U.S. imports. While the proposed tariffs reflected only a small amount of U.S. or Chinese GDP, the possible implications of an increase in protectionist measures were an immediate concern to investors.

A raft of political surprises unfolded during the fiscal period, but most played only a minor role in market movements. Centrism prevailed in elections for Europe’s most economically significant states, although not across the continent. British Prime Minister May triggered Article 50 during the fiscal period and began the formal withdrawal process for Great Britain to leave the European Union; still, Brexit negotiations were less critical to investors globally than was Europe’s sustained economic expansion. While the euro’s appreciation versus sterling may offer a clue about the market’s perception of post-divorce relative advantages, both currencies gained against the U.S. dollar. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority

SEI Asset Allocation Trust / Annual Report / March 31, 2018	1

LETTER TO SHAREHOLDERS (Continued)

March 31, 2018

government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment.

In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged from a taped conversation featuring President Michel Temer approving a sizeable hush-money bribe.

Economic Performance

U.S. economic growth rebounded solidly at the start of the fiscal period, as consumer spending boosted the economy, after a slump in the first quarter of 2017. Third-quarter GDP grew at the fastest annual rate in three years, supported by a rebound in government investment and business spending on equipment. However, fourth-quarter growth slowed slightly to a 2.9% yearly rate as strong consumer spending drove a surge in imports. The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 4.1%, while the labor-force participation rate ended at 62.9%, marginally lower than a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate just prior to the start of the fiscal year, and three more times during the period, with two additional rate increases still projected in 2018. The Fed also began to unwind its balance sheet starting in October, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time in ten years, by 0.25%. Quarterly growth in the eurozone expanded at its quickest pace since 2011, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.7% at the end of the fourth quarter of 2017, buoyed by acceleration in France and better-than-expected figures in Italy. The U.K. economy grew just 1.4% year-on-year through the fourth quarter of 2017 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to its lowest level in five years.

Japanese GDP grew 2.0% year-on-year at the end of the fourth quarter of 2017; the BOJ maintained monetary stimulus, despite signs of economic improvement, in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.8% year-on-year in the fourth quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

Market Developments

For the fiscal year ending March 31, 2018, growth stocks in general and the technology sector, in particular, outperformed, while high-dividend-yield segments of the market, such as utilities, lagged as they were seen as less attractive in a rising interest-rate environment. Stocks corrected toward the end of the fiscal year, with the S&P 500 Index falling close to 10% from its all-time high, precipitated by indications of accelerating U.S. inflation and corresponding concerns that future interest-rate increases by the Fed could come quicker than anticipated. Still, the current bull market is now the second-longest on record.

Energy stocks lagged globally, finishing the year with a modest absolute loss in the U.S. despite mounting an earnest rebound there starting in August. Telecommunications services also ended in the red, presumably weakened by the repeal of net-neutrality regulations in the U.S. Both sectors were positive on a global scale but lagged the double-digit performance of their peers.

Growth typically outperformed value, as internet-commerce and information-technology stocks were the best-performing sectors for the full fiscal year, while the utilities and telecommunications services sectors lagged. The final fiscal quarter advance propelled the FTSE/Russell 1000

Growth Index to 21.25% for the reporting year, while the FTSE/Russell 1000 Value Index returned 6.95% over the same period.

Large-cap stocks outperformed as well. U.S. large caps (FTSE/Russell 1000 Index) outpaced small caps (FTSE/Russell 2000 Index), delivering 13.98% and 11.79%, respectively.

2	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Strong economic growth in Europe and positive political developments supported the European equity markets. Pro-euro French presidential candidate Emmanuel Macron was elected in May, although unpredictability in German and Spanish elections tested the markets later in the period.

European growth and inflation accelerated in 2017, and unemployment fell. Equities remained bolstered by accommodative monetary policy by the ECB, which only slightly began to remove stimulus; the euro finished up 15.12% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All Share Index was up 13.59% in U.S. dollar terms, but only 1.25% in sterling, as Brexit continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 14.85% in U.S. dollar terms. U.S. markets marginally lagged, as the S&P 500 Index returned 13.99%.

For the first time in several years, emerging markets handily outpaced the developed world across asset classes in 2017 amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the year up 24.93% in U.S. dollar terms.

Asia, particularly Korea and China, was the top-performing region for equity markets; Latin America had an astonishing rally during the third quarter before partially retreating at the end of the fiscal year; Europe and Japan were strong performers among developed markets.

The risk-on sentiment that pushed equities higher was also visible in fixed-income markets, with credit outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period 34 basis points higher at 2.74%, while 2-year yields climbed 100 basis points during the year to 2.27%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates three times during the fiscal period and pushed short-term yields higher, while longer-term bond yields remained flat as inflationary and long-term economic growth expectations remained subdued.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 1.50%-1.75%, marking the sixth rate hike during this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest three rate hikes in 2018, subject to inflation moving toward the Federal Open Market Committee’s 2% target. The first of those hikes occurred just before the end of the fiscal period. Jerome Powell was nominated to succeed Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, the former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 3.71% during the period, as agriculture sector weakness mitigated gains in the metals sector, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) edged 0.43% higher.

The price of oil ended the year up 31.1%, after entering bear-market territory in June and then rallying near 50% from its lows during the last six months.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 6.97% in U.S. dollar terms during the reporting period, while the high-yield market was also positive, with the ICE BofAML US High Yield Constrained Index up 3.70%.

U.S. investment-grade corporate debt was higher, as the Bloomberg Barclays Investment Grade US Corporate Index returned 2.70%. U.S. asset- and mortgage-backed securities both managed marginal gains during the fiscal year and faced headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 12.96% in U.S. dollar terms during the reporting period thanks to an impressive rally in the first half of the period. The J.P. Morgan EMBI Global

SEI Asset Allocation Trust / Annual Report / March 31, 2018	3

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2018

Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 4.30%.

Our View

We suspect the bull market in U.S. equities is somewhere around the beginning of the end, while it may be at a somewhat earlier stage for other countries. To be clear, we are not saying that the bull market in U.S. stocks is ending. Instead, we are noting that the fundamental, technical and psychological factors driving equity market performance appear to be consistent with the latter stages of an up-cycle. This particular phase can last a few years if all goes well, but the ride will likely be bumpier than in recent years. SEI still does not see many severe signs of overvaluation or economic imbalances that would suggest the imminent danger of a sharp correction, much less a devastating bear market on par with the 2008-09 experience.

Although equity markets experienced their first real correction in some 20 months during February and March, the pullback does not look to us as the start of a more severe decline. SEI sees two fundamental drivers behind the correction in equities and the return to more volatile price action. The first is the upward shift in investors’ interest-rate expectations as the global economy kicks into a higher gear. The second is concern that the Trump Administration’s recent actions on the trade front will lead to a broader trade war that could hurt or upend global growth and push inflation higher sooner.

There indeed are cyclical pressures pushing yields up from their historic lows. The long bull market in equities and other risk-oriented assets has been sustained by the extraordinarily expansive monetary policies of the world’s most important central banks. The subsequent decline in yields across the maturity spectrum reached levels never seen before. In our view, this 37-year tailwind is turning into a headwind.

However, the U.S. Treasury yield curve remains upward sloping and, in our opinion, still can narrow further without causing too many problems. Interest-rate spreads for investment-grade, high-yield and emerging-market debt also remain near cycle lows. High-yield bonds, in particular, should be considered the canary in the coal mine. Spreads tend to widen well before the stock market tops out. Even during the recent turbulence in the stock market, the option-adjusted spread on high-yield bonds held surprisingly steady.

As we have pointed out on several occasions in the past, the U.S. equity market historically has withstood the depressive impact of rising interest rates until the 10-year bond reaches a level of 4%-to-5%. Owing to the structural decline in bond yields and the elevated equity valuations that have resulted, we now think it prudent to assume that the stock market will begin to struggle if the 10-year Treasury rate were to approach 4%, the lower end of the traditional “danger zone.”

While we maintain a favorable view of equities and other risk assets, we must admit that our optimism is being tested as the Trump Administration uses protectionism as a bargaining tool against friend and foe alike. Impediments to trade—tariffs, quotas and non-tariff barriers—raise prices and reduce demand, leading to a dead-weight loss for society. More jobs are lost by consuming industries than are gained by the beneficiaries of protection. A trade war of consequence could add to the inflation pressures that already are emerging as a result of the pick-up in economic activity and the tightening employment situation.

We are in the watchful-waiting mode when it comes to trade, but we think it is premature to expect a catastrophe. SEI prefers to see what trade sanctions are levied, and how target countries respond, instead of assuming the worst from the get-go. Until there is more clarity on the extent of the protectionist measures being put into place, we think it is best to focus on the healthy fundamental backdrop. Profits growth remains vibrant, inflation is still well-contained, and the Federal Reserve’s decision-makers would prefer to normalize monetary policy in a steady, predictable fashion. For now, we believe it is proper to maintain a risk-on investment orientation.

We have been disappointed by the poor relative performance of eurozone equities since the middle of last year. The eurozone economy has been gaining increasing traction since early 2016, and the potential for future growth was judged to be much higher in the eurozone than in the U.S. given their respective points in the economic cycle. We also looked for a jump in earnings, given the fact that European companies have a high degree of operational leverage, while valuation considerations also provided support to our bullish rationale.

4	SEI Asset Allocation Trust / Annual Report / March 31, 2018

On a fundamental basis, we think investors remain somewhat skeptical about the staying power of the European expansion. The ECB is moving away from supporting the eurozone’s economic recovery and credit markets via its asset purchases. Moreover, by mid-year 2019, if not sooner, we should see the first steps toward normalizing policy rates—although negative yields are an absurdly low starting point.

While the outlook for the eurozone is quite mixed, it seems bright and sunny compared to that of the United Kingdom. As we have mentioned in previous reports, Brexit has become the overwhelming obsession of investors and policymakers. Consumers in the U.K. are particularly perturbed. Consumer confidence in the eurozone, by contrast, has marched steadily higher since last summer, climbing to its highest level in nearly 18 years.

Within the stability-focused SAAT Strategy Funds (Defensive, Conservative and Moderate), we chose to close a short position in the euro and long position in the U.S. dollar in May 2017 on the premise of elevated concerns regarding U.S. political uncertainty, which we believe indirectly threatened progress towards successful implementation of pro-growth policies. Additionally, economic conditions in Europe continue to improve, and we think the monetary policy divergence between the U.S. and Europe has the potential to narrow.

A previous overweight in the stability-focused SAAT Strategy Funds to high-yield bonds (via the SIMT High Yield Bond Fund) that had been funded by an underweight to short-term government fixed income (via the SDIT Short-Duration Government Fund) was eliminated in the fourth quarter. The high-yield market had staged a significant recovery, thanks to an improved risk appetite and a rebound in crude-oil prices. We believe the high-yield sector is now reasonably valued relative to short-term government fixed income and cash equivalents, even while we remain committed to the overall risk-on theme within U.S. asset classes.

Additionally, in the SAAT Moderate Strategy Fund, we established an overweight to U.S. large-cap value stocks (via the SIMT U.S. Large Cap Value Fund) funded by an underweight to U.S. large-cap stocks (via the SIMT U.S. Large Cap Fund) in the fourth quarter of 2017, supported by the relative attractiveness of U.S. large-cap value stocks. We anticipate a tight labor market to eventually lead to an acceleration of wage growth, while the Federal Reserve stays the course with a patient removal of monetary accommodation. We also believe that the recent passage of the tax reform package will broaden economic growth. Together, these developments should favor a rotation back into more cyclical names.

Further, in the SAAT Conservative Strategy and Moderate Strategy Funds, we established an overweight to emerging-markets debt (SIT Emerging Markets Debt Fund) and corresponding underweight to high-yield bonds (SIMT High Yield Bond Fund) in the first quarter of 2018, driven by supportive fundamentals in emerging-market debt. Credit markets have performed well during the current expansion. As credit spreads have narrowed to low levels, the potential for further price appreciation has become more limited for high-yield bonds. By comparison, emerging-market debt appears to have more potential for price appreciation. The differential between the yields of emerging-market debt and high-yield bonds has narrowed significantly, making emerging-market debt relatively more attractive by historical measures.

The past nine years have been full of challenges and uncertainties. The years ahead don’t seem to promise anything different in that regard. The bull market has managed through it all. Let’s give it the benefit of the doubt for a while longer. Although the ride has turned bumpier, SEI believes that economic fundamentals justify further gains in U.S. and global equity prices. The synchronized global expansion is still alive and well. Earnings continue to climb briskly around the world. U.S. companies’ cash flows and earnings, meanwhile, are benefiting mightily from tax reform. There are few signs that a recession will rear its ugly head anytime in the next 12-to-18 months.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Asset Allocation Trust / Annual Report / March 31, 2018	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended March 31, 2018, the Defensive Strategy Fund’s Class F Shares returned 1.45%. The Fund’s primary benchmark — the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) — returned 1.20%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the fiscal year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

The Fund’s largest allocations were in SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund and SIMT Conservative Income Fund. Of the three, SIMT Multi-Asset Capital Stability Fund contributed the most to absolute return, followed by SIMT Conservative Income Fund.

The largest contributors after SIMT Multi-Asset Capital Stability Fund and SIMT Conservative Income Fund were

SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund, as equity markets around the globe continued to perform well against the backdrop of coordinated global growth and easy global monetary policies. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund underperformed in the first quarter of 2018 as the market microstructure continuously changed, equity markets sold off to correction territory, and volatility increased on the back of tariff threats and a potential trade war between the United States and China.

SIMT Multi-Asset Income Fund and SIMT U.S. Fixed Income Fund contributed even as yields increased, especially within the U.S., over the fiscal period. SIMT Real Return Fund and SIMT Multi-Asset Inflation Managed Fund were the two detractors for the year. Both struggled during 2017 as inflation stayed subdued. However, both had a positive March as inflation expectations started to creep up, the U.S. dollar depreciated and commodity strength and economic activity data supported inflation-related asset classes.

All other fixed-income assets marginally contributed during the year as low interest rates slowly increased and spreads slowly tightened.

Two tactical tilts had mixed performance during the fiscal year. The Fund used currency forwards to establish a short euro against long U.S. dollar position in August 2015, based on our expectation that central bank policies would continue to diverge between the two currency areas. This position was removed in May of 2017 due to political uncertainty in the U.S. and improving economic conditions in Europe, as noted in the shareholder letter. This theme detracted from performance during the fiscal year but has been additive to performance since the trade’s inception. An overweight to SIMT High Yield Bond Fund and an underweight to SDIT Short-Duration Government Fund contributed to performance over the fiscal year as risk assets in general performed well. This trade was removed in October of 2017.

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SIMT Multi-Asset Inflation Managed Fund, SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund, SIMT Multi-Asset Income Fund and SIMT Real Return Fund lagged their primary benchmarks. SIMT Conservative Income Fund and SIMT U.S. Fixed Income Fund were roughly flat over the period. All other funds in the strategy outpaced the Fund’s primary benchmark and contributed to Fund performance.

6	SEI Asset Allocation Trust / Annual Report / March 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Defensive Strategy Fund, Class F	1.45%	1.32%	1.29%	1.70%	2.16%
Defensive Strategy Fund, Class I	1.18%	1.02%	1.03%	1.37%	1.92%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Bloomberg Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	0.24%	0.66%	0.76%	1.56%	2.28%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	1.05%	0.48%	0.30%	0.30%	1.21%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class F and Class I, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 4.02%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

Of the top contributors, SIMT U.S. Managed Volatility Fund led the way as equity markets around the globe continued to perform well against the backdrop of coordinated global growth and easy global monetary policies. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund underperformed in the first quarter of 2018 as the market microstructure continuously changed, equity markets sold off to correction territory, and volatility increased on the back of tariff threats and a potential trade war between the United States and China.

SIMT High Yield Bond Fund also contributed to performance as spreads tightened and oil prices steadied. SIMT Real Estate Fund ended the fiscal year negative as rates slowly increased throughout the period, especially during the first quarter of 2018.

None of the underlying allocations outpaced the Fund’s primary benchmark, the S&P 500 Index. U.S. large caps performed strongly, while low-beta U.S. equity and high-yield fixed income lagged despite positive performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Defensive Strategy Allocation Fund,Class F	4.02%	5.21%	7.49%	7.90%	7.22%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Bloomberg Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	0.24%	0.66%	0.76%	1.56%	2.28%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	1.05%	0.48%	0.30%	0.30%	1.21%

8	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 2.85%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 1.20%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

The Fund’s largest allocations were in SIMT Multi-Asset Capital Stability Fund, SDIT Short-Duration Government Fund and SIMT U.S. Fixed Income Fund. Of the three, SIMT Multi-Asset Capital Stability Fund contributed the most to absolute return, while SDIT Short-Duration Government Fund and SIMT U.S. Fixed Income Fund had small positive impacts.

The largest contributors were SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility

Fund as equity markets around the globe continued to perform well against the backdrop of coordinated global growth and easy global monetary policies. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund underperformed in the first quarter of 2018 as the market microstructure continuously changed, equity markets sold off to correction territory, and volatility increased on the back of tariff threats and a potential trade war between the United States and China.

SIT Emerging Markets Debt Fund performed well on the back of continued global growth and a weaker U.S. dollar. SIMT Multi-Asset Accumulation Fund also added to performance given its exposure to equity markets, especially emerging-market equities. It struggled in the first quarter of 2018 as sovereign bond rates generally increased globally. Additionally, SIMT Multi-Asset Income Fund, SIMT U.S. Fixed Income Fund and SIMT High Yield Bond Fund contributed on the back of tighter corporate spreads and increasing yields, especially within the U.S., over the period.

SIMT Real Return Fund and SIMT Multi-Asset Inflation Managed Fund were the two detractors for the year. Both struggled during 2017 as inflation stayed subdued. However, both had a positive March as inflation expectations started to creep up, the U.S. dollar depreciated and commodity strength and economic activity data supported inflation-related asset classes.

All other fixed-income assets marginally contributed during the year as low interest rates slowly increased and spreads slowly tightened.

Three tactical tilts had mixed performance during the fiscal year. The Fund used currency forwards to establish a short euro against long U.S. dollar position in August 2015, based on our expectation that central bank policies would continue to diverge between the two currency areas. This position was removed in May of 2017 due to political uncertainty in the U.S. and improving economic conditions in Europe, as noted in the shareholder letter. This theme detracted from performance during the fiscal year but has been additive to performance since the trade’s inception. An overweight to SIMT High Yield Bond Fund and an underweight to SDIT Short-Duration Government Fund contributed to performance over the fiscal year as risk assets in general performed well. This trade was removed in October of 2017. Finally, the Fund initiated an overweight to SIT Emerging Markets Debt Fund and an underweight to SIMT High Yield Bond Fund in February due to tighter credit spreads in high yield

10	SEI Asset Allocation Trust / Annual Report / March 31, 2018

relative to emerging-market debt. Additionally, stronger global growth, an improving commodities outlook and a cooling U.S. dollar should provide an accommodative environment for emerging-market debt. This position has marginally added to performance since its inception.

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond benchmark over the fiscal year. SIMT Multi-Asset Inflation Managed Fund, SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund, SIMT Multi-Asset Income Fund and SIMT Real Return Fund lagged their primary benchmarks. SIMT Conservative Income Fund and SIMT U.S. Fixed Income Fund were roughly flat over the period. All other funds in the strategy outpaced the Fund’s primary benchmark and contributed to Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	2.85%	2.44%	2.62%	2.65%	3.26%
Conservative Strategy Fund, Class D	1.97%	1.64%	1.78%	1.66%	2.18%
Conservative Strategy Fund, Class I	2.49%	2.16%	2.36%	2.39%	3.14%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Bloomberg Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	0.24%	0.66%	0.76%	1.56%	2.28%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	1.05%	0.48%	0.30%	0.30%	1.21%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, the Bloomberg Barclays Capital 1-3 Year U.S. Government/ Credit Index, and the Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 3.98%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

Of the top contributors, SIMT U.S. Managed Volatility Fund led the way as equity markets around the globe continued to perform well against the backdrop of coordinated global growth and easy global monetary policies. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund underperformed in the first quarter of 2018 as the market microstructure continuously changed, equity markets sold off to correction territory, and volatility increased on the back of tariff threats and a potential trade war between the United States and China.

SIMT High Yield Bond Fund also contributed to performance as spreads tightened and oil prices steadied. SIMT Real Estate Fund ended the fiscal year negative as rates slowly increased throughout the period, especially during the first quarter of 2018.

None of the underlying funds in the strategy outpaced the Fund’s primary benchmark, the S&P 500 Index, and the Fund underperformed the S&P 500 as well. U.S. large caps performed strongly, while low-beta U.S. equity and high-yield fixed income lagged despite positive performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed its primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	3.98%	5.22%	7.84%	8.16%	7.81%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Bloomberg Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	0.24%	0.66%	0.76%	1.56%	2.28%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index****	1.05%	0.48%	0.30%	0.30%	1.21%

12	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 4.38%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 1.20%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

The Fund’s largest allocations were in SIMT U.S. Fixed Income Fund, SIMT Multi-Asset Accumulation Fund and SIMT Global Managed Volatility Fund. The largest contributors were SIMT Global Managed Volatility Fund, SIMT Multi-Asset Accumulation Fund and SIMT U.S. Managed Volatility Fund. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund had strong performance as equity markets around the globe continued to perform well against the backdrop of coordinated global growth and easy global monetary policies; both underperformed in the first quarter of 2018 as the market microstructure continuously changed, equity markets sold off to correction territory, and volatility increased on the back of tariff threats and a potential trade war between the United States and China.

SIMT Multi-Asset Accumulation Fund added to performance given its exposure to equity markets, especially emerging-market equities, but struggled in the first quarter of 2018 as sovereign-bond rates increased globally.

SIMT Large Cap Fund was the next-largest contributor as performance was strong throughout 2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/Russell 1000 Index during the quarter even as volatility increased; SIMT Large Cap Fund increased its value exposure as the quarter progressed. SIT Emerging Markets Debt Fund performed well on the back of continued global growth and a weaker U.S. dollar.

SIMT Real Return Fund and SIMT Multi-Asset Inflation Managed Fund were the two detractors for the year. Both struggled during 2017 as inflation stayed subdued. However, both had a positive March as inflation expectations started to creep up, the U.S. dollar depreciated and commodity strength and economic activity data supported inflation-related asset classes.

All other fixed-income assets marginally contributed during the year as low interest rates slowly increased and spreads slowly tightened.

Four tactical tilts had mixed performance during the fiscal year. The Fund used currency forwards to establish a short euro against long U.S. dollar position in August 2015, based on our expectation that central bank policies would continue to diverge between the two currency areas. This position was removed in May of 2017 due to political uncertainty in the U.S. and improving economic conditions in Europe, as noted in the shareholder letter. This theme detracted from performance during the fiscal year but has been additive to performance since the trade’s inception. An overweight to SIMT High Yield Bond Fund and an underweight to SDIT Short-Duration Government Fund contributed to performance over the fiscal year as risk assets in general performed well. This trade was removed in October of 2017. In addition, an overweight to SIMT Large Cap Value and an underweight to SIMT Large Cap Fund was initiated in October of 2017 due to the valuation differentials between value and growth

14	SEI Asset Allocation Trust / Annual Report / March 31, 2018

stocks, along with the anticipation of tight labor markets leading to an acceleration of wage growth, while the Federal Reserve stays the course with a patient removal of monetary accommodation. These themes should favor a rotation back into more cyclical names. This position detracted from performance over the fiscal year. Finally, the Fund initiated an overweight to SIT Emerging Markets Debt Fund and an underweight to SIMT High Yield Bond Fund in February due to tighter credit spreads in high yield relative to emerging-market debt. Stronger global growth, an improving commodities outlook and a cooling U.S. dollar should provide an accommodative environment for emerging-market debt. This position has marginally added to performance since its inception.

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, over the fiscal year. SIMT Conservative Income Fund, SIMT U.S. Income Fund and SIMT Real Return Fund lagged the Fund’s primary benchmark. All other funds in the strategy outpaced the Fund’s primary benchmark and contributed to Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	4.38%	3.50%	3.92%	3.98%	4.68%
Moderate Strategy Fund, Class D	3.68%	2.73%	3.11%	2.99%	3.60%
Moderate Strategy Fund, Class I	4.25%	3.25%	3.66%	3.72%	4.61%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Bloomberg Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index****	0.24%	0.66%	0.76%	1.56%	2.28%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.
****	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 7.87%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

Of the top contributors, SIMT U.S. Managed Volatility Fund led the way as equity markets around the globe continued to perform well against the backdrop of coordinated global growth and easy global monetary policies. SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund underperformed in the first quarter of 2018 as the market microstructure continuously changed, equity markets sold off to correction territory, and volatility increased on the back of tariff threats and a potential trade war between the United States and China.

SIMT Large Cap Fund was the next-largest contributor as performance was strong throughout 2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/Russell 1000 Index during the quarter even as volatility increased; SIMT Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easy global monetary policies, but performed poorly in the first quarter of 2018. Value and low volatility struggled, while momentum, especially within the technology sector, outperformed.

SIMT High Yield Bond Fund also contributed to performance as spreads tightened and oil prices steadied. SIMT Real Estate Fund ended the fiscal year negative as rates slowly increased throughout the period, especially during the first quarter of 2018.

SIMT Tax-Managed Large Cap Fund and SIT International Equity Fund outpaced the Fund’s primary benchmark, the S&P 500 Index. The remainder of the funds in the strategy underperformed the Fund’s primary benchmark. Overall, the Fund underperformed the S&P 500 as well. U.S. large-cap and international equities performed strongly, while low-beta U.S. equity and high-yield fixed income lagged despite positive performance.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed its primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund,Class F	7.87%	6.43%	9.13%	7.97%	7.77%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Bloomberg Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Index***	0.24%	0.66%	0.76%	1.56%	2.28%

16	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index, and the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.
****	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 11.86%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

The Fund’s largest allocations were in SIMT Large Cap Fund, SIMT International Equity and SIMT Multi-Asset Accumulation Fund. Of the three, SIMT Large Cap Fund contributed the most to absolute return, followed by SIT International Equity Fund.

SIMT Large Cap Fund, followed by SIT International Equity Fund and SIT Emerging Markets Equity Fund were the largest contributors to performance for the fiscal year. SIMT Large Cap Fund performed well during 2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/Russell 1000 Index during the quarter even as volatility increased; SIMT Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easy global monetary policy, although performance weakened in the final quarter of the fiscal year. Value and low volatility struggled, while momentum, especially within the technology sector, outperformed. Multi-Asset Accumulation also added to performance given its exposure to equity markets, especially emerging-market equities, although it struggled toward the end of the period as sovereign bond rates generally increased globally.

In addition, SIT Emerging Markets Equity Fund contributed to performance. SIT Emerging Markets Debt Fund performed positively as well. Emerging-market debt and equities performed well due to strong global growth, easy global monetary policy, a weaker U.S. dollar and more stable commodity prices, especially with oil prices steadying.

SIMT Dynamic Asset Allocation Fund benefited from its allocation to U.S. large-cap equities during the fiscal year but had negative alpha over the full fiscal period due to an overweight to Japanese and European regional equities relative to U.S. equities and an overweight to the U.S. equity value factor over the U.S. equity growth factor.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to their primary benchmarks. The main relative detractors were SIMT Dynamic Asset Allocation Fund, SIMT Small Cap Fund and SIT Emerging Markets Equity Fund. SIMT Multi-Asset Accumulation Fund and SIMT U.S. Fixed Income Fund were flat relative to their benchmark. All other funds in the strategy outperformed their respective benchmarks.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. As stated above, the Fund underperformed the benchmark; however, overall performance was in line with our expectations for the Fund’s asset allocation. We believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

18	SEI Asset Allocation Trust / Annual Report / March 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	11.86%	7.37%	9.57	6.93%	7.44%
Aggressive Strategy Fund, Class D	11.06%	5.35%	6.53%	4.45%	5.26%
Aggressive Strategy Fund, Class I	11.60%	5.85%	7.07%	5.18%	6.03%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

II. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 14.00%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

III. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

Of the top contributors, SIMT Tax-Managed Large Cap Fund led the way as performance was strong throughout 2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/Russell 1000 Index during the quarter even as volatility increased; SIMT Tax-Managed Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easy global monetary policies, but performed poorly in the first quarter of 2018.

Value and low volatility struggled, while momentum, especially within the technology sector, outperformed.

SIMT Tax-Managed Small-Mid Cap Fund contributed for similar reasons. It was challenged in the final quarter of the fiscal period but ended close to flat for the last three months as defensives and energy underperformed. Value in the small-to-mid cap area also underperformed growth, as was the case with large-cap U.S. equities.

In addition, SIT Emerging Markets Equity Fund contributed to performance. SIT Emerging Markets Debt Fund performed positively as well. Emerging-market debt and equities performed well due to strong global growth, easy global monetary policy, a weaker U.S. dollar and more stable commodity prices, especially with oil prices steadying. SIMT High Yield Bond Fund was the smallest contributor but benefited as spreads tightened and oil prices steadied.

SIMT Tax-Managed Large Cap Fund, SIT International Equity Fund and SIT Emerging Markets Equity Fund outpaced the Fund’s primary benchmark, the S&P 500 Index. The remainder of the funds in the strategy underperformed the Fund’s primary benchmark. Overall, the Fund performed about the same as the S&P 500. U.S. large-cap and international equities performed strongly, while small-to-mid cap equities and fixed income lagged despite positive performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	14.00%	7.37%	9.57%	6.93%	7.44%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%

20	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

¹	For the period ended March 31, 2017. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 7.17%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned 1.20%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

The Fund’s largest allocations were in SIMT U.S. Fixed Income Fund, SIMT Multi-Asset Accumulation Fund and SIMT Large Cap Fund. Of the three, SIMT Large Cap Fund contributed the most to absolute return, followed by SIMT Multi-Asset Accumulation Fund.

SIMT Large Cap Fund, followed by SIT International Equity Fund and SIMT Multi-Asset Accumulation Fund, were the largest contributors to performance for the fiscal year. SIMT Large Cap Fund performed well in

2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/ Russell 1000 Index during the quarter even as volatility increased; SIMT Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easing global monetary policies, but performed poorly in the first quarter of 2018. Value and low volatility struggled, while momentum, especially within the technology sector, outperformed. SIMT Multi-Asset Accumulation Fund added to performance given its exposure to equity markets, especially emerging-market equities, but struggled in the first quarter of 2018 as sovereign-bond rates increased globally.

SIT Emerging Markets Equity Fund also contributed to performance. SIT Emerging Markets Debt Fund performed positively as well. Emerging-market debt and equities have performed well due to strong global growth, easy global monetary policy, a weaker U.S. dollar and more stable commodity prices, especially with oil prices steadying.

SIMT Dynamic Asset Allocation Fund benefited from its allocation to U.S. large-cap equities during the fiscal year but had negative alpha over the full fiscal period due to an overweight to Japanese and European regional equities relative to U.S. equities and an overweight to the U.S. equity value factor over the U.S. equity growth factor.

SIMT Multi-Asset Inflation Managed Fund was the sole detractor over the fiscal year. It struggled during 2017 as inflation stayed subdued; however, it had a positive March as inflation expectations started to creep up, the U.S. dollar depreciated and commodity strength and economic activity data supported inflation-related asset classes.

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, over the fiscal year as underlying fund performance was mixed relative to their primary benchmarks. The main relative detractors were SIMT Multi-Asset Inflation Managed Fund, SIMT Dynamic Asset Allocation Fund, SIMT Small Cap Fund, SIMT Multi-Asset Income Fund and SIT Emerging Markets Equity Fund. SIMT Multi-Asset Accumulation Fund and SIMT U.S. Fixed Income Fund were flat relative to their benchmark. All other funds in the strategy outperformed their respective benchmarks.

22	SEI Asset Allocation Trust / Annual Report / March 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund,Class F	7.17%	3.90%	4.49%	4.78%	5.18%
Core Market Strategy Fund,Class I	7.00%	4.36%	4.66%	4.90%	5.42%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value- weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 13.98%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index—returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

Of the top contributors, SIMT Tax-Managed Large Cap Fund led the way as performance was strong throughout 2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/Russell 1000 Index during the quarter even as volatility increased; SIMT Tax-Managed Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easy global monetary policies, but performed poorly in the first quarter of 2018. Value and low volatility struggled, while momentum, especially within the technology sector, outperformed.

SIMT Tax-Managed Small-Mid Cap Fund contributed for similar reasons. It was challenged in the final quarter of the fiscal period but ended close to flat for the last three months as defensives and energy underperformed. Value in the small-to-mid cap area also underperformed growth, as was the case with large-cap U.S. equities.

In addition, SIT Emerging Markets Equity Fund contributed to performance. SIT Emerging Markets Debt Fund performed positively as well. Emerging-market debt and equities have performed well due to strong global growth, easing global monetary policy, a weaker U.S. dollar and more stable commodity prices, especially with oil prices steadying. SIMT High Yield Bond Fund was the smallest contributor but benefited as spreads tightened and oil prices steadied.

SIMT Tax-Managed Large Cap Fund, SIT International Equity Fund and SIT Emerging Markets Equity Fund outpaced the Fund’s primary benchmark, the S&P 500 Index. The remainder of funds in the strategy underperformed the Fund’s primary benchmark. Overall, the Fund performed about the same as the S&P 500 Index. U.S. large-cap and international equities performed strongly, while small-to-mid cap equities and fixed income lagged with positive performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund,Class F	13.98%	7.39%	9.57%	6.71%	6.88%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	10.78%	13.31%	9.49%	8.89%

24	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 8.92%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

The Fund’s largest allocations were in SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund and SIT International Equity Fund. Of the three, SIMT Large Cap Fund contributed the most to absolute return, followed by SIT International Equity Fund.

SIMT Large Cap Fund, followed by SIT International Equity Fund and SIMT Multi-Asset Accumulation Fund were the largest contributors to performance for the fiscal year. SIMT Large Cap Fund performed well during

2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/ Russell 1000 Index during the quarter even as volatility increased; SIMT Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easing global monetary policy, although performance weakened in the final quarter of the fiscal year. Value and low volatility struggled, while momentum, especially within the technology sector, outperformed. Multi-Asset Accumulation also added to performance given its exposure to equity markets, especially emerging-market equities, although it struggled toward the end of the period as sovereign bond rates generally increased globally.

SIT Emerging Markets Equity Fund also contributed to performance. SIT Emerging Markets Debt Fund performed positively as well. Emerging-market debt and equities have performed well due to strong global growth, easing global monetary policy, a weaker U.S. dollar and more stable commodity prices, especially with oil prices steadying.

SIMT Dynamic Asset Allocation Fund benefited from its allocation to U.S. large-cap equities during the fiscal year but had negative alpha over the full fiscal period due to an overweight to Japanese and European regional equities relative to U.S. equities and an overweight to the U.S. equity value factor over the U.S. equity growth factor.

SIMT Multi-Asset Inflation Managed Fund was the sole detractor over the fiscal year and struggled during 2017 as inflation stayed subdued; however, it had a positive March as inflation expectations started to creep up, the U.S. dollar depreciated and commodity strength and economic activity data supported inflation-related asset classes.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the fiscal year as underlying fund performance was mixed relative to their primary benchmarks. The main relative detractors were SIMT Multi-Asset Inflation Managed Fund, SIMT Dynamic Asset Allocation Fund, SIMT Small Cap Fund, SIMT Multi-Asset Income Fund and SIT Emerging Markets Equity Fund. SIMT Multi-Asset Accumulation Fund and SIMT U.S. Fixed Income Fund were flat relative to their benchmark. All other funds in the strategy outperformed their respective benchmarks.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed its primary

26	SEI Asset Allocation Trust / Annual Report / March 31, 2018

benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation; we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	8.92%	4.68%	5.36%	4.83%	5.49%
Market Growth Strategy Fund, Class D	8.13%	3.89%	4.56%	3.85%	4.41%
Market Growth Strategy Fund, Class I	8.61%	4.41%	5.10%	4.57%	5.22%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.89%
Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March
25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class F shares. The performance of Class D shares may be lower than the performance of Class F shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2018 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended March 31, 2018, the Fund’s Class F shares returned 13.99%. The Fund’s primary benchmark—the Standard & Poor’s (“S&P”) 500 Index— returned 13.99%.

IV. Fund Attribution

A majority of underlying funds in the strategy produced positive absolute returns after a strong 2017 and the subsequent return of volatility for many asset classes in the first quarter of 2018. As noted in the shareholder letter, synchronized global economic growth continued to drive strong returns from global equity markets, especially emerging-market equities. Local-currency-denominated emerging-market debt benefited from a lower U.S. dollar over the year, while other fixed-income assets struggled to produce strong returns as yields, especially within the U.S., rose.

Of the top contributors, SIMT Tax-Managed Large Cap Fund led the way as performance was strong throughout 2017 but struggled in the first quarter of 2018. Growth stocks outperformed value stocks within the FTSE/Russell 1000 Index during the quarter even as volatility increased; SIMT Tax-Managed Large Cap Fund increased its value exposure as the quarter progressed. SIT International Equity Fund performed well on the back of coordinated global growth and easy global monetary policies, but performed poorly in the first quarter of 2018. Value and low volatility struggled, while momentum, especially within the technology sector, outperformed.

SIMT Tax-Managed Small-Mid Cap Fund contributed for similar reasons. It was challenged in the final quarter of the fiscal period but ended close to flat for the last three months as defensives and energy underperformed. Value in the small-to-mid cap area also underperformed growth, as was the case with large-cap U.S. equities.

In addition, SIT Emerging Markets Equity Fund contributed to performance. SIT Emerging Markets Debt Fund performed positively as well. Emerging-market debt and equities have performed well due to strong global growth, easing global monetary policy, a weaker U.S. dollar and more stable commodity prices, especially with oil prices steadying. SIMT High Yield Bond Fund was the smallest contributor but benefited as spreads tightened and oil prices steadied.

SIMT Tax-Managed Large Cap Fund, SIT International Equity Fund and SIT Emerging Markets Equity Fund outpaced the Fund’s primary benchmark, the S&P 500 Index. The remainder of funds in the strategy underperformed the Fund’s primary benchmark. Overall, the Fund performed the same as the S&P 500. U.S. large-cap and international equities performed strongly, while small-to-mid cap equities and fixed income lagged despite positive performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund,Class F	13.99%	7.38%	9.57%	6.95%	7.16%
S&P 500 Index*	13.99%	10.78%	13.31%	9.49%	8.52%
Barclays U.S. Aggregate Bond Index**	1.20%	1.20%	1.82%	3.63%	3.96%
MSCI EAFE Index***	14.80%	5.55%	6.49%	2.74%	6.67%

28	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2018. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	29

SCHEDULE OF INVESTMENTS

March 31, 2018

Defensive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 56.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	839,698	$8,598
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	429,790	4,298
SEI Institutional Managed Trust Real Return Fund, Cl Y	142,223	1,431
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	172,902	1,724

Total Fixed Income Funds (Cost $16,373) ($ Thousands)		16,051

Multi-Asset Funds — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	573,389	5,734
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	134,816	1,434
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	171,320	1,436

Total Multi-Asset Funds (Cost $8,939) ($ Thousands)		8,604

Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	126,358	1,439
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	66,295	1,154

Total Equity Funds (Cost $2,591) ($ Thousands)		2,593

Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 1.430%(A)	1,432,250	1,432

Total Money Market Fund (Cost $1,432) ($ Thousands)		1,432

Total Investments in Securities— 100.0% (Cost $29,335) ($ Thousands)		$28,680

Percentages are based on Net Assets of $28,675 ($ Thousands).

(A) Rate shown is the 7-day effective yield as of March 31, 2018.

Cl — Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

	Value 3/31/2017	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 03/31/2018	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CL Y	$9,803	$1,814	$(2,873)	$(14)	$(132)	$8,598	$168
SEI Institutional Managed Trust Conservative Income, CL Y	5,020	736	(1,458)	—	—	4,298	59
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	252	16	(271)	(14)	17	—	7
SEI Institutional Managed Trust Real Return Fund, CL Y	1,673	259	(480)	3	(24)	1,431	17
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	2,011	341	(611)	—	(17)	1,724	42
SEI Institutional Managed Trust Multi-Asset Capital Stability, CL Y	6,690	1,128	(2,025)	33	(92)	5,734	120
SEI Institutional Managed Trust Multi-Asset Income Fund, CL Y	1,672	278	(505)	24	(35)	1,434	49
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CL Y	1,672	282	(479)	(8)	(31)	1,436	24
SEI Institutional Managed Trust Global Managed Volatility Fund, CL Y	1,670	378	(630)	37	(16)	1,439	25
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CL Y	1,337	353	(522)	42	(56)	1,154	22
SEI Daily Income Trust Government Fund, CL F	1,673	240	(481)	—	—	1,432	13

Totals	$33,473	$5,825	$(10,335)	$103	$(386)	$28,680	$546

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(10,333).

The accompanying notes are an integral part of the financial statements.

30	SEI Asset Allocation Trust / Annual Report / March 31, 2018

SCHEDULE OF INVESTMENTS

March 31, 2018

Defensive Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 60.0%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	130,280	$2,028
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	232,860	4,052

Total Equity Funds (Cost $5,681) ($ Thousands)		6,080

Fixed Income Fund — 40.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	574,093	4,048

Total Fixed Income Fund (Cost $4,223) ($ Thousands)		4,048

Total Investments in Securities—100.0% (Cost $9,904) ($ Thousands)		$10,128

Percentages are based on Net Assets of $10,125 ($ Thousands).

Cl — Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 03/31/2018	Dividend Income
SEI Institutional Managed Trust Real Estate Fund, CL Y	$1,672	$1,172	$(612)	$(81)	$(123)	$2,028	$35
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CL Y	3,327	1,897	(1,096)	13	(89)	4,052	58
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	3,344	1,809	(997)	(82)	(26)	4,048	201

Totals	$8,343	$4,878	$(2,705)	$(150)	$(238)	$10,128	$294

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	31

SCHEDULE OF INVESTMENTS

March 31, 2018

Conservative Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 51.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	1,251,073	$12,811
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	366,956	3,417
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	407,327	4,273
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	854,045	8,540
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	121,186	854
SEI Institutional Managed Trust Real Return Fund, Cl Y	339,549	3,416
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,030,901	10,278

Total Fixed Income Funds (Cost $44,277) ($ Thousands)		43,589

Multi-Asset Funds — 31.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	261,153	2,570
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,452,042	14,520
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	481,630	5,125
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	510,061	4,274

Total Multi-Asset Funds (Cost $27,326) ($ Thousands)		26,489

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	824,270	9,388
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	343,192	5,972

Total Equity Funds (Cost $15,126) ($ Thousands)		15,360

Total Investments in Securities— 100.0% (Cost $86,729) ($ Thousands)		$85,438

Percentages are based on Net Assets of $85,415 ($ Thousands).

Cl — Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

32	SEI Asset Allocation Trust / Annual Report / March 31, 2018

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 03/31/2018	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, CL Y	$ 13,393	$ 2,244	$ (2,608)	$ (9)	$ (209)	$ 12,811	$ 247
SEI Daily Income Trust Ultra Short Duration Bond Fund, CL Y	3,758	422	(752)	3	(14)	3,417	59
SEI Institutional International Trust Emerging Markets Debt Fund, CL Y	2,795	2,149	(842)	27	144	4,273	122
SEI Institutional Managed Trust Conservative Income, CL Y	9,392	1,013	(1,865)	–	–	8,540	116
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	3,527	441	(3,064)	(134)	84	854	163
SEI Institutional Managed Trust Real Return Fund, CL Y	3,757	410	(705)	5	(51)	3,416	39
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	11,279	1,394	(2,286)	34	(143)	10,278	247
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CL Y	2,812	517	(834)	7	68	2,570	–
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CL Y	15,962	1,933	(3,213)	61	(223)	14,520	310
SEI Institutional Managed Trust Multi-Asset Income Fund, CL Y	5,632	675	(1,143)	88	(127)	5,125	178
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CL Y	4,695	542	(849)	(41)	(73)	4,274	72
SEI Institutional Managed Trust Global Managed Volatility Fund, CL Y	10,304	2,171	(3,224)	635	(498)	9,388	169
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CL Y	6,571	1,606	(2,142)	398	(461)	5,972	112

Totals	$ 93,877	$ 15,517	$ (23,527)	$ 1,074	$ (1,503)	$ 85,438	$ 1,834

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(23,522).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	33

SCHEDULE OF INVESTMENTS

March 31, 2018

Conservative Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 67.2%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	562,179	$8,753
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,019,609	17,741

Total Equity Funds (Cost $23,106) ($ Thousands)		26,494

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Fund — 32.8%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,838,319	$12,960

Total Fixed Income Fund (Cost $13,009) ($ Thousands)		12,960

Total Investments in Securities— 100.0% (Cost $36,115) ($ Thousands)		$39,454

Percentages are based on Net Assets of $39,443 ($ Thousands).

Cl — Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 03/31/2018	Dividend Income
SEI Institutional Managed Trust Real Estate Fund, CL Y	$ 9,758	$ 1,981	$ (1,961)	$ (195)	$ (830)	$ 8,753	$ 202
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CL Y	19,900	2,922	(4,818)	159	(422)	17,741	345
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	14,637	1,991	(3,325)	(172)	(171)	12,960	809

Totals	$ 44,295	$ 6,894	$ (10,104)	$ (208)	$ (1,423)	$ 39,454	$ 1,356

The accompanying notes are an integral part of the financial statements.

34	SEI Asset Allocation Trust / Annual Report / March 31, 2018

SCHEDULE OF INVESTMENTS

March 31, 2018

Moderate Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 36.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	1,576,747	$16,146
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	650,083	6,052
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,157,844	12,146
SEI Institutional Managed Trust Real Return Fund, Cl Y	602,197	6,058
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	3,252,296	32,425

Total Fixed Income Funds (Cost $75,020) ($ Thousands)		72,827

Multi-Asset Funds — 35.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,075,713	30,265
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	2,016,275	20,163
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	945,373	10,059

SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,206,336	10,109

Total Multi-Asset Funds (Cost $73,563) ($ Thousands)		70,596

Equity Funds — 28.7%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	2,632,995	29,990
SEI Institutional Managed Trust Large Cap Fund, Cl Y	267,886	3,930
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	158,557	3,950
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,146,912	19,956

Total Equity Funds (Cost $52,574) ($ Thousands)		57,826

Total Investments in Securities— 100.0% (Cost $201,157) ($ Thousands)		$201,249

Percentages are based on Net Assets of $201,182 ($ Thousands).

Cl – Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 03/31/2018	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$ 14,324	$ 4,438	$ (2,351)	$ (11)	$ (254)	$ 16,146	$ 285
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	6,609	456	(993)	1	(21)	6,052	103
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	6,559	6,627	(1,478)	(68)	506	12,146	284
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	9,952	746	(10,604)	(764)	670	–	417
SEI Institutional Managed Trust Real Return Fund, Class Y	6,603	435	(898)	5	(87)	6,058	68
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	35,270	3,050	(5,560)	77	(412)	32,425	772
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	32,962	3,119	(6,650)	60	774	30,265	–
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	21,988	1,591	(3,185)	48	(279)	20,163	431
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	11,002	829	(1,695)	32	(109)	10,059	347
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	11,004	816	(1,438)	(114)	(159)	10,109	170
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	32,959	3,694	(7,039)	2,039	(1,663)	29,990	546
SEI Institutional Managed Trust Large Cap Fund, Class Y	8,796	753	(6,357)	991	(253)	3,930	82
SEI Institutional Managed Trust Large Cap Value Fund, Class Y	–	4,604	(678)	25	(1)	3,950	16
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	22,013	2,962	(4,752)	2,141	(2,408)	19,956	373

Totals	$220,041	$34,120	$(53,678)	$4,462	$(3,696)	$201,249	$3,894

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(53,669).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	35

SCHEDULE OF INVESTMENTS

March 31, 2018

Moderate Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 82.0%
SEI Institutional International Trust International Equity Fund, Cl Y	722,343	$8,299
SEI Institutional Managed Trust Real Estate Fund, Cl Y	535,393	8,336
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	648,042	16,467
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	2,441,311	42,479

Total Equity Funds (Cost $53,672) ($ Thousands)		75,581

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Fund — 18.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,348,461	$16,557

Total Fixed Income Fund (Cost $17,321) ($ Thousands)		16,557

Total Investments in Securities— 100.0% (Cost $70,993) ($ Thousands)		$92,138

Percentages are based on Net Assets of $92,109 ($ Thousands).

Cl — Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/2018	Dividend Income
SEI Institutional International Trust International Equity Fund, CL Y	$8,409	$714	$(2,027)	$192	$1,011	$8,299	$133
SEI Institutional Managed Trust Real Estate Fund, CL Y	8,504	2,309	(1,552)	(151)	(774)	8,336	182
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, CL Y	16,920	1,141	(3,747)	592	1,561	16,467	179
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CL Y	43,203	6,261	(6,224)	120	(881)	42,479	771
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	16,985	2,634	(2,622)	(181)	(259)	16,557	983

Totals	$94,021	$13,059	$(16,172)	$572	$658	$92,138	$2,248

The accompanying notes are an integral part of the financial statements.

36	SEI Asset Allocation Trust / Annual Report / March 31, 2018

SCHEDULE OF INVESTMENTS

March 31, 2018

Aggressive Strategy Fund

† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 62.5%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,215,887	$15,940
SEI Institutional International Trust International Equity Fund, Cl Y	4,207,702	48,346
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,481,276	18,205
SEI Institutional Managed Trust Large Cap Fund, Cl Y	3,236,317	47,477
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,059,344	13,570

Total Equity Funds (Cost $123,629) ($ Thousands)		143,538

Multi-Asset Fund — 20.2%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	4,726,384	46,508

Total Multi-Asset Fund (Cost $48,045) ($ Thousands)		46,508

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Funds — 17.3%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,337,545	$14,031
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,979,908	13,958
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,173,421	11,699

Total Fixed Income Funds (Cost $40,658) ($ Thousands)		39,688

Total Investments in Securities— 100.0% (Cost $ 212,331) ($ Thousands)		$229,734

Percentages are based on Net Assets of $229,641 ($ Thousands).

Cl — Class

As of March 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 03/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, CL Y	$17,589	$681	$(5,976)	$1,161	$2,485	$15,940	$263
SEI Institutional International Trust International Equity Fund, CL Y	52,835	1,862	(13,749)	3,798	3,600	48,346	801
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, CL Y	20,104	738	(4,368)	821	910	18,205	326
SEI Institutional Managed Trust Large Cap Fund, CL Y	52,610	4,761	(14,264)	4,462	(92)	47,477	575
SEI Institutional Managed Trust Small Cap Fund, CL Y	15,165	1,852	(3,737)	898	(608)	13,570	4
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CL Y	50,445	3,412	(8,595)	244	1,002	46,508	—
SEI Institutional International Trust Emerging Markets Debt Fund, CL Y	15,071	1,082	(2,909)	299	488	14,031	675
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	15,200	1,392	(2,272)	138	(500)	13,958	846
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	12,650	914	(1,744)	2	(123)	11,699	282

Totals	$251,669	$16,694	$(57,614)	$11,823	$7,162	$229,734	$3,772

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	37

SCHEDULE OF INVESTMENTS

March 31, 2018

Tax-Managed Aggressive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 87.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	115,359	$1,513
SEI Institutional International Trust International Equity Fund, Cl Y	1,064,681	12,233
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	1,658,297	42,137
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	461,185	10,617

Total Equity Funds (Cost $39,449) ($ Thousands)		66,500

Fixed Income Funds — 12.2%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	294,103	3,085

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	872,346	$6,150

Total Fixed Income Funds (Cost $9,431) ($ Thousands)		9,235

Total Investments in Securities— 100.0% (Cost $48,880) ($ Thousands)		$75,735

Percentages are based on Net Assets of $75,709 ($ Thousands).

Cl — Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales*	Realized Gain	Change in Unrealized Apreciation (Depreciation)	Value 03/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, CL Y	$1,297	$148	$(219)	$64	$223	$1,513	$23
SEI Institutional International Trust International Equity Fund, CL Y	10,387	1,238	(884)	367	1,125	12,233	182
SEI Institutional Managed Trust Tax Managed Large Cap Fund, CL Y	36,206	3,545	(2,425)	1,609	3,202	42,137	405
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, CL Y	9,123	1,300	(880)	615	459	10,617	21
SEI Institutional International Trust Emerging Markets Debt Fund, CL Y	2,591	563	(211)	19	123	3,085	130
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	5,216	1,316	(219)	4	(167)	6,150	323

Totals	$64,820	$8,110	$(4,838)	$2,678	$4,965	$75,735	$1,084

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(4,832).

The accompanying notes are an integral part of the financial statements.

38	SEI Asset Allocation Trust / Annual Report / March 31, 2018

SCHEDULE OF INVESTMENTS

March 31, 2018

Core Market Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Fixed Income Funds — 35.3%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	506,096	$5,309
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	750,732	5,292
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,671,396	26,634

Total Fixed Income Funds (Cost $37,488) ($ Thousands)		37,235

Multi-Asset Funds — 33.2%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,155,370	21,209
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	496,182	5,279
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,013,091	8,490

Total Multi-Asset Funds (Cost $36,152) ($ Thousands)		34,978

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Equity Funds — 31.5%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	237,258	$3,111
SEI Institutional International Trust International Equity Fund, Cl Y	914,072	10,503
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	420,410	5,167
SEI Institutional Managed Trust Large Cap Fund, Cl Y	769,966	11,295
SEI Institutional Managed Trust Small Cap Fund, Cl Y	241,162	3,089

Total Equity Funds (Cost $26,357) ($ Thousands)		33,165

Total Investments in Securities— 100.0% (Cost $99,997) ($ Thousands)		$105,378

Percentages are based on Net Assets of $105,342 ($ Thousands).

Cl – Class

As of March 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 03/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, CL Y	$5,332	$577	$(885)	$(3)	$288	$5,309	$241
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	5,345	732	(649)	(2)	(134)	5,292	305
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	26,658	2,906	(2,629)	(106)	(195)	26,634	612
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CL Y	21,385	1,875	(2,561)	(71)	581	21,209	–
SEI Institutional Managed Trust Multi-Asset Income Fund, CL Y	5,319	569	(563)	(1)	(45)	5,279	177
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CL Y	8,484	1,049	(822)	(146)	(75)	8,490	141
SEI Institutional International Trust Emerging Markets Equity Fund, CL Y	3,204	240	(1,009)	143	533	3,111	48
SEI Institutional International Trust International Equity Fund, CL Y	10,679	814	(2,496)	298	1,208	10,503	164
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, CL Y	5,301	515	(1,114)	129	336	5,167	88
SEI Institutional Managed Trust Large Cap Fund, CL Y	11,623	1,913	(3,244)	135	868	11,295	128
SEI Institutional Managed Trust Small Cap Fund, CL Y	3,201	698	(878)	22	46	3,089	1

Totals	$106,531	$11,888	$(16,850)	$398	$3,411	$105,378	$1,905

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	39

SCHEDULE OF INVESTMENTS

March 31, 2018

Core Market Strategy Allocation Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	43,997	$577
SEI Institutional International Trust International Equity Fund, Cl Y	401,602	4,614
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	635,564	16,149
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	175,402	4,038

Total Equity Funds (Cost $15,294) ($ Thousands)		25,378

Fixed Income Funds — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	109,671	1,151

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	326,994	$2,305

Total Fixed Income Funds (Cost $3,491) ($ Thousands)		3,456

Total Investments in Securities— 100.0% (Cost $18,785) ($ Thousands)		$28,834

Percentages are based on Net Assets of $28,825 ($ Thousands).

Cl – Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales*	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 03/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$536	$98	$(172)	$9	$106	$577	$8
SEI Institutional International Trust International Equity Fund, Class Y	4,297	658	(945)	16	588	4,614	72
SEI Institutional Managed Trust Tax Managed Large Cap Fund, Class Y	15,117	1,629	(2,524)	115	1,812	16,149	162
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	3,798	528	(716)	24	404	4,038	7
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,069	276	(252)	(3)	61	1,151	52
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,170	632	(435)	(41)	(21)	2,305	131

Totals	$26,987	$3,821	$(5,044)	$120	$2,950	$28,834	$432

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(5,042).

The accompanying notes are an integral part of the financial statements.

40	SEI Asset Allocation Trust / Annual Report / March 31, 2018

SCHEDULE OF INVESTMENTS

March 31, 2018

Market Growth Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

Equity Funds — 44.2%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	845,819	$11,089
SEI Institutional International Trust International Equity Fund, Cl Y	3,636,736	41,786
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	1,366,607	16,795
SEI Institutional Managed Trust Large Cap Fund, Cl Y	3,037,874	44,566
SEI Institutional Managed Trust Small Cap Fund, Cl Y	648,801	8,311

Total Equity Funds (Cost $106,048) ($ Thousands)		122,547

Multi-Asset Funds — 31.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	5,639,869	55,496
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	1,035,499	11,018

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	2,631,181	$22,049

Total Multi-Asset Funds (Cost $94,163) ($ Thousands)		88,563

Fixed Income Funds — 23.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,316,513	13,810
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,953,787	13,774
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	3,878,590	38,670

Total Fixed Income Funds (Cost $67,715) ($ Thousands)		66,254

Total Investments in Securities— 100.0% (Cost $267,926) ($ Thousands)		$277,364

Percentages are based on Net Assets of $277,260 ($ Thousands).

Cl – Class

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, CL Y	$12,050	$678	$(4,159)	$742	$1,778	$11,089	$176
SEI Institutional International Trust International Equity Fund, CL Y	45,272	1,944	(11,793)	3,433	2,930	41,786	670
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, CL Y	18,099	1,178	(4,077)	781	814	16,795	286
SEI Institutional Managed Trust Large Cap Fund, CL Y	48,072	5,845	(13,464)	4,348	(235)	44,566	523
SEI Institutional Managed Trust Small Cap Fund, CL Y	9,055	1,348	(2,279)	268	(81)	8,311	3
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CL Y	60,401	4,050	(10,410)	227	1,228	55,496	—
SEI Institutional Managed Trust Multi-Asset Income Fund, CL Y	12,069	678	(1,638)	31	(122)	11,018	391
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CL Y	23,893	1,720	(2,950)	(91)	(523)	22,049	384
SEI Institutional International Trust Emerging Markets Debt Fund, CL Y	15,042	1,157	(3,190)	345	456	13,810	665
SEI Institutional Managed Trust High Yield Bond Fund, CL Y	15,135	1,304	(2,300)	24	(389)	13,774	848
SEI Institutional Managed Trust U.S. Fixed Income Fund, CL Y	42,249	1,948	(5,083)	39	(483)	38,670	951

Totals	$301,337	$21,850	$(61,343)	$10,147	$5,373	$277,364	$4,897

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	41

SCHEDULE OF INVESTMENTS

March 31, 2018

Market Growth Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS – 100.0%

Equity Funds – 87.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	205,447	$2,693
SEI Institutional International Trust International Equity Fund, Cl Y	1,887,318	21,685
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	2,965,196	75,346
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	820,208	18,881

Total Equity Funds (Cost $70,177) ($ Thousands)		118,605

Fixed Income Funds – 12.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	518,654	5,441
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,542,963	10,878

Total Fixed Income Funds (Cost $16,760) ($ Thousands)		16,319

Total Investments in Securities– 100.0% (Cost $86,937) ($ Thousands)		$134,924

Percentages are based on Net Assets of $134,878 ($ Thousands).

Cl – Class

* The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2018, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2018 ($ Thousands):

Security Description	Value 03/31/2017	Purchases at Cost	Proceeds from Sales*	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 03/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$2,570	$131	$(550)	$129	$413	$2,693	$41
SEI Institutional International Trust International Equity Fund, Class Y	20,595	1,007	(2,769)	1,062	1,790	21,685	331
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	71,729	3,262	(8,737)	5,715	3,377	75,346	763
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	18,068	1,562	(2,753)	1,870	134	18,881	40
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	5,140	856	(831)	59	217	5,441	239
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,347	1,871	(1,051)	2	(291)	10,878	604

Totals	$128,449	$8,689	$(16,691)	$8,837	$5,640	$134,924	$2,018

*Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(16,680).

The accompanying notes are an integral part of the financial statements.

42	SEI Asset Allocation Trust / Annual Report / March 31, 2018

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2018

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$28,680	$10,128	$85,438	$39,454
Income distribution receivable from affiliated funds	31	18	80	58
Receivable for fund shares sold	1	1	188	2
Receivable for investment securities sold	1	47	2	16
Receivable from administrator	–	–	1	–
Prepaid expenses	–	1	13	6
Total Assets	28,713	10,195	85,722	39,536
Liabilities:
Payable for investment securities purchased	31	18	238	56
Shareholder servicing fees payable	3	2	12	8
Investment advisory fees payable	2	1	7	3
Payable for fund shares redeemed	–	47	27	17
Distribution fees payable	–	–	3	–
Administrative servicing fees payable	–	–	–	–
Trustees’ fees payable	–	–	–	–
Chief Compliance Officers fees payable	–	–	–	–
Accrued expenses	2	2	20	9
Total Liabilities	38	70	307	93
Net Assets	$28,675	$10,125	$85,415	$39,443
† Cost of investments in affiliated funds	$29,335	$9,904	$86,729	$36,115
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$29,473	$10,049	$87,498	$35,420
Undistributed Net Investment Income	68	45	235	144
Accumulated net realized gain (loss) on investments	(211)	(193)	(1,027)	540
Net unrealized appreciation (depreciation) on investments	(655)	224	(1,291)	3,339
Net Assets	$28,675	$10,125	$85,415	$39,443
Net Asset Value, Offering and Redemption Price Per Share – Class F	$9.79	$14.13	$10.56	$13.18
	($28,203,019 ÷	($10,124,628 ÷	($80,886,238 ÷	($39,443,447 ÷
	2,880,476 shares)	716,693 shares)	7,660,634 shares)	2,992,475 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class D	N/A	N/A	$10.54	N/A
			($3,505,732 ÷
			332,475 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class I	$9.62	N/A	$10.74	N/A
	($471,944 ÷		($1,022,708 ÷
	49,039 shares)		95,196 shares)

(1) Net assets divided by shares do not calculate to the stated NAV because net asset and shares are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

44	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$ 201,249	$92,138	$229,734	$75,735	$105,378	$28,834	$277,364	$134,924
131	74	87	27	92	11	173	49
22	5	30	–	1	–	47	1
213	94	12	2	7	18	64	65
3	1	3	2	2	1	4	4
31	14	37	10	16	4	44	18
201,649	92,326	229,903	75,776	105,496	28,868	277,696	135,061

132	71	85	26	92	10	171	47
36	20	49	16	23	6	60	29
17	8	20	7	9	3	24	12
230	96	36	–	5	17	104	62
3	–	14	–	–	–	8	–
1	–	3	–	–	–	2	–
1	1	1	–	–	–	1	1
–	–	1	–	–	–	1	–
47	21	53	18	25	7	65	32
467	217	262	67	154	43	436	183
$ 201,182	$92,109	$229,641	$75,709	$105,342	$28,825	$277,260	$134,878
$ 201,157	$70,993	$212,331	$48,880	$99,997	$18,785	$267,926	$86,937

$ 209,892	$71,200	$215,672	$49,018	$101,327	$18,640	$271,719	$89,944
599	140	16	10	171	6	237	14
(9,401)	(376)	(3,450)	(174)	(1,537)	130	(4,134)	(3,067)
92	21,145	17,403	26,855	5,381	10,049	9,438	47,987
$ 201,182	$92,109	$229,641	$75,709	$105,342	$28,825	$277,260	$134,878
$12.01	$20.35	$15.08	$21.61	$11.76	$18.99	$13.11	$23.61
($194,122,940 ÷	($92,109,392 ÷	($203,817,390 ÷	($75,709,087 ÷	($105,341,444 ÷	($28,824,636 ÷	($263,953,947 ÷	($134,878,315 ÷
16,158,953 shares)	4,525,224 shares)	13,512,394 shares)	3,503,543 shares)	8,959,625 shares)	1,517,593 shares)	20,132,297 shares)	5,712,246 shares)
$11.98	N/A	$14.93	N/A	N/A	N/A	$13.04	N/A
($3,461,262 ÷		($14,418,583 ÷				($5,778,718 ÷
288,943 shares)		965,859 shares)				443,220 shares)
$12.34	N/A	$14.68	N/A	$12.78(1)	N/A	$12.91	N/A
($3,597,753 ÷		($11,404,619 ÷		($445 ÷		($7,527,320 ÷
291,661 shares)		776,654 shares)		35 shares)		583,038 shares)

SEI Asset Allocation Trust / Annual Report / March 31, 2018	45

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2018

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$546	$294	$1,834	$1,356
Expenses
Administration fees	46	13	136	65
Investment advisory fees	30	9	91	43
Shareholder servicing fees – Class F	75	22	211	108
Shareholder servicing fees – Class D	–	–	9	–
Shareholder servicing fees – Class I	2	–	6	–
Administrative servicing fees – Class I	2	–	6	–
Trustees’ fees	–	–	1	1
Distribution fees – Class D	–	–	27	–
Registration fees	9	2	26	12
Printing fees	5	2	16	8
Professional fees	4	2	12	6
Custodian/wire agent fees	1	–	5	2
Chief compliance officer fees	–	–	–	–
Other expenses	–	–	1	–
Total expenses	174	50	547	245
Less:
Administration fees waived	(46)	(13)	(136)	(65)
Reimbursement from administrator	(20)	(6)	(60)	(28)
Waiver of shareholder servicing fees – Class F	(42)	–	(76)	–
Waiver of shareholder servicing fees – Class D	–	–	(2)	–
Waiver of shareholder servicing fees – Class I	(1)	–	(3)	–
Net Expenses	65	31	270	152
Net Investment Income	481	263	1,564	1,204
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	103	(150)	1,074	(208)
Net realized loss on foreign currency transactions	(7)	–	(20)	–
Capital gain distributions received from affiliated funds	270	390	1,425	2,210
Net change in unrealized appreciation (depreciation) from affiliated funds	(386)	(238)	(1,503)	(1,423)
Net change in unrealized depreciation on foreign currency translation	(2)	–	(5)	–
Net Realized and Unrealized gain (loss) from Affiliated Funds	(22)	2	971	579
Net Increase in Net Assets Resulting from Operations	$459	$265	$2,535	$1,783

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$3,894	$2,248	$3,772	$1,084	$1,905	$432	$4,897	$2,018
318	145	373	107	162	43	449	201
212	96	248	72	108	29	299	134
512	241	543	179	269	71	712	334
8	–	37	–	–	–	15	–
9	–	41	–	–	–	21	–
9	–	41	–	–	–	21	–
3	1	3	1	2	–	4	2
26	–	111	–	–	–	44	–
62	26	69	18	29	7	84	36
37	17	44	14	19	5	53	25
29	14	34	11	15	4	41	19
11	5	13	4	6	2	16	7
1	1	1	–	1	–	1	1
2	1	3	1	1	–	3	1
1,239	547	1,561	407	612	161	1,763	760

(318)	(145)	(373)	(107)	(162)	(43)	(449)	(201)
(141)	(63)	(163)	(48)	(71)	(19)	(198)	(89)
(82)	–	–	–	–	–	–	–
(1)	–	–	–	–	–	–	–
(2)	–	–	–	–	–	–	–
695	339	1,025	252	379	99	1,116	470
3,199	1,909	2,747	832	1,526	333	3,781	1,548

4,463	572	11,823	2,678	398	120	10,147	8,837
(96)	–	–	–	–	–	–	–
5,558	4,231	6,885	752	2,114	296	6,766	1,394

(3,696)	658	7,162	4,965	3,411	2,950	5,373	5,640

(22)	–	–	–	–	–	–	–
6,207	5,461	25,870	8,395	5,923	3,366	22,286	15,871
$9,406	$7,370	$28,617	$9,227	$7,449	$3,699	$26,067	$17,419

SEI Asset Allocation Trust / Annual Report / March 31, 2018	47

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31, 2018

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17
Operations:
Net investment income	$481	$362	$263	$253
Net realized gain (loss) from sales of affiliated funds	103	374	(150)	105
Net realized gain (loss) on foreign currency transactions	(7)	15	–	–
Capital gain distributions received from affiliated funds	270	161	390	318
Net change in unrealized appreciation depreciation from affiliated funds	(386)	(103)	(238)	238
Net change in unrealized appreciation (depreciation) on foreign currency translation	(2)	6	–	–
Net Increase in Net Assets Resulting from Operations	459	815	265	914
Dividends and Distributions From:
Net investment income:
Class F	(541)	(396)	(350)	(329)
Class D	N/A	N/A	N/A	N/A
Class I	(9)	(12)	N/A	N/A
Net realized gains:
Class F	–	–	(211)	(455)
Class D	N/A	N/A	N/A	N/A
Class I	–	–	N/A	N/A
Total Dividends and Distributions	(550)	(408)	(561)	(784)
Capital Share Transactions(1):
Class F
Proceeds from shares issued	7,048	8,395	4,510	2,190
Reinvestment of dividends & distributions	532	388	526	737
Cost of shares redeemed	(11,774)	(11,109)	(2,956)	(2,511)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(4,194)	(2,326)	2,080	416
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	112	331	N/A	N/A
Reinvestment of dividends & distributions	9	12	N/A	N/A
Cost of shares redeemed	(629)	(1,993)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(508)	(1,650)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(4,702)	(3,976)	2,080	416
Net Increase (Decrease) in Net Assets	(4,793)	(3,569)	1,784	546
Net Assets:
Beginning of Year	33,468	37,037	8,341	7,795
End of Year	$28,675	$33,468	$10,125	$8,341
Undistributed Net Investment Income Included in Net Assets at End of Year	$68	$66	$45	$41

(1) For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “–” are $0 or have been rounded to $0.

N/A – Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

48	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund

4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17

$ 1,564	$1,446	$1,204	$1,223	$3,199	$3,945	$1,909	$ 1,876
1,074	2,535	(208)	787	4,463	3,369	572	929
(20)	42	–	–	(96)	204	–	–
1,425	990	2,210	1,826	5,558	4,680	4,231	2,393
(1,503)	(951)	(1,423)	829	(3,696)	2,650	658	5,548
(5)	15	–	–	(22)	70	–	–
2,535	4,077	1,783	4,665	9,406	14,918	7,370	10,746

(1,801)	(1,695)	(1,708)	(1,599)	(4,255)	(5,742)	(2,736)	(2,282)
(48)	(45)	N/A	N/A	(46)	(61)	N/A	N/A
(37)	(69)	N/A	N/A	(67)	(101)	N/A	N/A
–	–	(1,312)	(3,861)	–	–	(2,267)	(5,049)
–	–	N/A	N/A	–	–	N/A	N/A
–	–	N/A	N/A	–	–	N/A	N/A
(1,886)	(1,809)	(3,020)	(5,460)	(4,368)	(5,904)	(5,003)	(7,331)

12,552	11,415	5,354	9,418	21,170	26,996	11,418	13,655
1,731	1,574	2,732	4,940	4,070	5,482	4,747	6,932
(20,191)	(23,797)	(11,690)	(11,057)	(48,054)	(58,108)	(20,419)	(19,637)
(5,908)	(10,808)	(3,604)	3,301	(22,814)	(25,630)	(4,254)	950

617	778	N/A	N/A	463	752	N/A	N/A
46	43	N/A	N/A	42	57	N/A	N/A
(789)	(2,064)	N/A	N/A	(765)	(508)	N/A	N/A
(126)	(1,243)	N/A	N/A	(260)	301	N/A	N/A

1,595	1,204	N/A	N/A	532	931	N/A	N/A
37	69	N/A	N/A	67	101	N/A	N/A
(4,690)	(1,603)	N/A	N/A	(1,385)	(3,357)	N/A	N/A
(3,058)	(330)	N/A	N/A	(786)	(2,325)	N/A	N/A
(9,092)	(12,381)	(3,604)	3,301	(23,860)	(27,654)	(4,254)	950
(8,443)	(10,113)	(4,841)	2,506	(18,822)	(18,640)	(1,887)	4,365

93,858	103,971	44,284	41,778	220,004	238,644	93,996	89,631
$ 85,415	$93,858	$39,443	$44,284	$201,182	$220,004	$92,109	$ 93,996

$ 235	$225	$144	$168	$599	$596	$140	$ 160

SEI Asset Allocation Trust / Annual Report / March 31, 2018	49

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the year ended March 31, 2018

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	4/01/17 - 3 /31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17

Operations:

Net investment income	$2,747	$2,909	$832	$ 703
Net realized gain (loss) from sales of affiliated funds	11,823	12,007	2,678	3,103
Net realized gain on foreign currency transactions	–	–	–	–
Capital gain distributions received from affiliated funds	6,885	3,507	752	79
Net change in unrealized appreciation from affiliated funds	7,162	11,920	4,965	4,284
Net change in unrealized appreciation on foreign currency translation	–	–	–	–
Net Increase in Net Assets Resulting from Operations	28,617	30,343	9,227	8,169

Dividends and Distributions From:

Net investment income:
Class F	(3,736)	(4,483)	(918)	(786)
Class D	(166)	(244)	N/A	N/A
Class I	(220)	(393)	N/A	N/A
Net realized gains:
Class F	–	–	–	–
Class D	–	–	N/A	N/A
Class I	–	–	N/A	N/A
Total Dividends and Distributions	(4,122)	(5,120)	(918)	(786)

Capital Share Transactions(1):

Class F
Proceeds from shares issued	22,147	22,623	7,252	6,711
Reinvestment of dividends & distributions	3,622	4,163	891	758
Cost of shares redeemed	(56,441)	(60,098)	(5,545)	(7,544)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(30,672)	(33,312)	2,598	(75)
Class D
Proceeds from shares issued	1,649	1,978	N/A	N/A
Reinvestment of dividends & distributions	163	241	N/A	N/A
Cost of shares redeemed	(5,366)	(810)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	(3,554)	1,409	N/A	N/A
Class I
Proceeds from shares issued	1,321	2,278	N/A	N/A
Reinvestment of dividends & distributions	220	393	N/A	N/A
Cost of shares redeemed	(13,747)	(8,450)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	(12,206)	(5,779)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(46,432)	(37,682)	2,598	(75)
Net Increase (Decrease) in Net Assets	(21,937)	(12,459)	10,907	7,308

Net Assets:

Beginning of Year	251,578	264,037	64,802	57,494
End of Year	$229,641	$251,578	$75,709	$ 64,802
Undistributed Net Investment Income Included in Net Assets at End of Year	$16	$21	$10	$ 19

(1) For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

50	SEI Asset Allocation Trust /Annual Report / March 31, 2018

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 - 3/31/17	4/01/17 - 3/31/18	4/01/16 -3/31/17

$1,526	$1,592	$333	$310	$3,781	$4,043	$1,548	$1,437
398	(1,518)	120	1,867	10,147	9,176	8,837	8,300
–	–	–	–	–	–	–	–
2,114	1,821	296	35	6,766	4,610	1,394	161
3,411	6,987	2,950	1,335	5,373	12,180	5,640	6,790
–	–	–	–	–	–	–	–
7,449	8,882	3,699	3,547	26,067	30,009	17,419	16,688

(2,099)	(2,848)	(367)	(346)	(5,201)	(6,785)	(1,709)	(1,612)
N/A	N/A	N/A	N/A	(67)	(115)	N/A	N/A
(2)	(2)	N/A	N/A	(129)	(184)	N/A	N/A
–	(3,047)	(914)	–	–	–	–	–
N/A	N/A	N/A	N/A	–	–	N/A	N/A
–	(3)	N/A	N/A	–	–	N/A	N/A
(2,101)	(5,900)	(1,281)	(346)	(5,397)	(7,084)	(1,709)	(1,612)

9,343	14,774	4,040	4,182	22,398	24,816	8,778	10,931
1,991	4,754	1,163	327	5,079	6,298	1,616	1,524
(17,731)	(23,012)	(5,776)	(5,948)	(69,291)	(73,265)	(19,640)	(21,430)
(6,397)	(3,484)	(573)	(1,439)	(41,814)	(42,151)	(9,246)	(8,975)

N/A	N/A	N/A	N/A	577	698	N/A	N/A
N/A	N/A	N/A	N/A	64	111	N/A	N/A
N/A	N/A	N/A	N/A	(1,747)	(1,052)	N/A	N/A
N/A	N/A	N/A	N/A	(1,106)	(243)	N/A	N/A

10	94	N/A	N/A	730	840	N/A	N/A
2	5	N/A	N/A	129	184	N/A	N/A
(122)	(6)	N/A	N/A	(2,592)	(3,217)	N/A	N/A
(110)	93	N/A	N/A	(1,733)	(2,193)	N/A	N/A
(6,507)	(3,391)	(573)	(1,439)	(44,653)	(44,587)	(9,246)	(8,975)
(1,159)	(409)	1,845	1,762	(23,983)	(21,662)	6,464	6,101

106,501	106,910	26,980	25,218	301,243	322,905	128,414	122,313
$105,342	$106,501	$28,825	$26,980	$277,260	$301,243	$134,878	$128,414

$171	$175	$6	$10	$237	$271	$14	$35

SEI Asset Allocation Trust / Annual Report / March 31, 2018	51

FINANCIAL HIGHLIGHTS

For the year ended March 31, 2018

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class F
2018	$9.83	$0.16	$(0.02)	$0.14	$(0.18)	$ –	$(0.18)	$9.79	1.45%	$28,203	0.21%		0.57%	1.58%	19%
2017	9.71	0.10	0.14	0.24	(0.12)	–	(0.12)	9.83	2.44	32,489	0.23	(1)	0.64	1.05	69
2016	9.82	0.09	(0.08)	0.01	(0.12)	–	(0.12)	9.71	0.08	34,435	0.26	(1)	0.68	0.87	34
2015	9.74	0.08	0.13	0.21	(0.13)	–	(0.13)	9.82	2.17	34,720	0.13	‡	0.41	0.86	19
2014	9.80	0.09	(0.06)	0.03	(0.09)	–	(0.09)	9.74	0.36	38,819	0.11	‡	0.36	0.93	60
Class I
2018	$9.66	$0.13	$(0.02)	$0.11	$(0.15)	$ –	$(0.15)	$9.62	1.18%	$472	0.46%		0.82%	1.29%	19%
2017	9.55	0.06	0.14	0.20	(0.09)	–	(0.09)	9.66	2.09	979	0.48	(1)	0.90	0.61	69
2016	9.66	0.06	(0.08)	(0.02)	(0.09)	–	(0.09)	9.55	(0.19)	2,602	0.50	(1)	0.92	0.58	34
2015	9.59	0.06	0.12	0.18	(0.11)	–	(0.11)	9.66	1.90	3,735	0.38	‡	0.66	0.59	19
2014	9.64	0.06	(0.04)	0.02	(0.07)	–	(0.07)	9.59	0.21	5,058	0.36	‡	0.61	0.67	60
Defensive Strategy Allocation Fund
Class F
2018	$14.54	$0.43	$0.16	$0.59	$(0.62)	$ (0.38)	$(1.00)	$14.13	4.02%	$10,125	0.35%		0.57%	2.95%	31%
2017	14.31	0.46	1.21	1.67	(0.60)	(0.84)	(1.44)	14.54	12.15	8,341	0.37	(2)	0.63	3.17	30
2016	14.88	0.44	(0.48)	(0.04)	(0.53)	–	(0.53)	14.31	(0.19)	7,795	0.37	(2)	0.63	3.10	29
2015	13.86	0.40	1.13	1.53	(0.51)	–	(0.51)	14.88	11.19	9,803	0.16	‡	0.41	2.76	33
2014	12.98	0.39	0.99	1.38	(0.50)	–	(0.50)	13.86	10.83	10,290	0.11	‡	0.36	2.94	64
Conservative Strategy Fund
Class F
2018	$10.49	$0.19	$0.11	$0.30	$(0.23)	$ –	$(0.23)	$10.56	2.85%	$80,886	0.26%		0.57%	1.78%	17%
2017	10.26	0.16	0.27	0.43	(0.20)	–	(0.20)	10.49	4.22	86,219	0.28	(3)	0.63	1.52	55
2016	10.46	0.16	(0.13)	0.03	(0.23)	–	(0.23)	10.26	0.30	94,947	0.29	(3)	0.64	1.57	18
2015	10.31	0.15	0.20	0.35	(0.20)	–	(0.20)	10.46	3.40	106,515	0.14	‡	0.41	1.48	12
2014	10.25	0.16	0.08	0.24	(0.18)	–	(0.18)	10.31	2.39	118,163	0.11	‡	0.36	1.60	47
Class D
2018	$10.48	$0.11	$0.10	$0.21	$(0.15)	$ –	$(0.15)	$10.54	1.97%	$3,506	1.01%		1.32%	1.02%	17%
2017	10.24	0.08	0.28	0.36	(0.12)	–	(0.12)	10.48	3.55	3,609	1.02	(3)	1.38	0.79	55
2016	10.45	0.08	(0.14)	(0.06)	(0.15)	–	(0.15)	10.24	(0.56)	4,766	1.04	(3)	1.39	0.82	18
2015	10.31	0.07	0.20	0.27	(0.13)	–	(0.13)	10.45	2.59	5,321	1.01	‡	1.35	0.65	12
2014	10.26	0.08	0.06	0.14	(0.09)	–	(0.09)	10.31	1.41	5,186	1.04	‡	1.36	0.74	47
Class I
2018	$10.67	$0.11	$0.16	$0.27	$(0.20)	$ –	$(0.20)	$10.74	2.49%	$1,023	0.51%		0.82%	1.03%	17%
2017	10.42	0.13	0.29	0.42	(0.17)	–	(0.17)	10.67	4.09	4,030	0.53	(3)	0.88	1.23	55
2016	10.63	0.14	(0.15)	(0.01)	(0.20)	–	(0.20)	10.42	(0.06)	4,258	0.54	(3)	0.89	1.30	18
2015	10.47	0.13	0.21	0.34	(0.18)	–	(0.18)	10.63	3.25	4,940	0.39	‡	0.66	1.27	12
2014	10.41	0.14	0.07	0.21	(0.15)	–	(0.15)	10.47	2.09	5,389	0.36	‡	0.61	1.32	47

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes F, D, and I respectively.

(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.21%, and 0.46% for classes F, and I, respectively.

(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(3)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.26%, 1.01%, and 0.51% for classes F, D, and I, respectively.

52	SEI Asset Allocation Trust / Annual Report / March 31, 2018

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Conservative Strategy Allocation Fund
Class F
2018	$13.59	$0.38	$0.17	$0.55	$(0.54)	$ (0.42)	$(0.96)	$13.18	3.98%	$39,443	0.35%		0.57%	2.79%	16%
2017	13.86	0.40	1.13	1.53	(0.52)	(1.28)	(1.80)	13.59	11.57	44,284	0.37	(1)	0.63	2.84	23
2016	14.73	0.39	(0.36)	0.03	(0.46)	(0.44)	(0.90)	13.86	0.41	41,778	0.36		0.62	2.78	24
2015	13.58	0.35	1.29	1.64	(0.49)	–	(0.49)	14.73	12.22	44,078	0.17	‡	0.41	2.47	25
2014	12.60	0.34	1.09	1.43	(0.45)	–	(0.45)	13.58	11.61	41,195	0.11	‡	0.36	2.64	64
Moderate Strategy Fund
Class F
2018	$11.75	$0.18	$0.33	$0.51	$(0.25)	$ –	$(0.25)	$12.01	4.38%	$194,123	0.31%		0.57%	1.53%	16%
2017	11.30	0.20	0.55	0.75	(0.30)	–	(0.30)	11.75	6.68	212,074	0.33	(2)	0.63	1.70	30
2016	11.69	0.20	(0.26)	(0.06)	(0.33)	–	(0.33)	11.30	(0.44)	229,030	0.33	(2)	0.62	1.78	15
2015	11.39	0.22	0.43	0.65	(0.35)	–	(0.35)	11.69	5.77	262,515	0.15	‡	0.41	1.89	14
2014	11.25	0.20	0.17	0.37	(0.23)	–	(0.23)	11.39	3.34	253,566	0.11	‡	0.36	1.76	47
Class D
2018	$11.71	$0.09	$0.34	$0.43	$(0.16)	$ –	$(0.16)	$11.98	3.68%	$3,461	1.06%		1.32%	0.76%	16%
2017	11.27	0.11	0.54	0.65	(0.21)	–	(0.21)	11.71	5.82	3,646	1.07	(2)	1.37	0.95	30
2016	11.66	0.13	(0.27)	(0.14)	(0.25)	–	(0.25)	11.27	(1.19)	3,215	1.08	(2)	1.38	1.10	15
2015	11.38	0.12	0.43	0.55	(0.27)	–	(0.27)	11.66	4.88	2,866	1.00	‡	1.35	1.00	14
2014	11.25	0.10	0.18	0.28	(0.15)	–	(0.15)	11.38	2.48	2,964	1.01	‡	1.36	0.93	47
Class I
2018	$12.05	$0.16	$0.35	$0.51	$(0.22)	$ –	$(0.22)	$12.34	4.25%	$3,598	0.56%		0.82%	1.28%	16%
2017	11.59	0.14	0.58	0.72	(0.26)	–	(0.26)	12.05	6.32	4,284	0.58	(2)	0.88	1.20	30
2016	11.98	0.17	(0.26)	(0.09)	(0.30)	–	(0.30)	11.59	(0.69)	6,399	0.58	(2)	0.88	1.41	15
2015	11.67	0.19	0.45	0.64	(0.33)	–	(0.33)	11.98	5.51	7,379	0.40	‡	0.66	1.57	14
2014	11.52	0.17	0.18	0.35	(0.20)	–	(0.20)	11.67	3.08	8,702	0.36	‡	0.61	1.46	47
Moderate Strategy Allocation Fund
Class F
2018	$19.87	$0.41	$1.15	$1.56	$(0.59)	$ (0.49)	$(1.08)	$20.35	7.87%	$92,109	0.35%		0.57%	1.98%	14%
2017	19.16	0.40	1.88	2.28	(0.48)	(1.09)	(1.57)	19.87	12.35	93,996	0.37	(1)	0.63	2.03	16
2016	19.71	0.38	(0.49)	(0.11)	(0.44)	–	(0.44)	19.16	(0.52)	89,631	0.36	(1)	0.63	1.98	15
2015	18.28	0.33	1.64	1.97	(0.54)	–	(0.54)	19.71	10.89	94,698	0.17	‡	0.41	1.74	18
2014	16.21	0.33	2.20	2.53	(0.46)	–	(0.46)	18.28	15.77	83,017	0.11	‡	0.36	1.93	41

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes F, D, and I respectively.

(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.31%, 1.06%, and 0.56% for classes F, D, and I, respectively.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	53

FINANCIAL HIGHLIGHTS (Concluded)

For the year ended March 31, 2018

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Aggressive Strategy Fund
Class F
2018	$13.71	$0.17	$1.45	$1.62	$(0.25)	$ –	$(0.25)	$15.08	11.86%	$203,817	0.35%		0.57%	1.18%	7%
2017	12.42	0.16	1.41	1.57	(0.28)	–	(0.28)	13.71	12.75	213,248	0.37	(1)	0.63	1.21	19
2016	13.39	0.10	(0.80)	(0.70)	(0.27)	–	(0.27)	12.42	(5.22)	224,985	0.37	(1)	0.62	0.82	28
2015	12.93	0.17	0.67	0.84	(0.38)	–	(0.38)	13.39	6.58	260,917	0.16	‡	0.41	1.25	21
2014	11.75	0.12	1.26	1.38	(0.20)	–	(0.20)	12.93	11.83	264,665	0.11	‡	0.36	0.99	50
Class D
2018	$13.60	$0.05	$1.46	$1.51	$(0.18)	$ –	$(0.18)	$14.93	11.06%	$14,419	1.10%		1.32%	0.34%	7%
2017	12.35	0.07	1.39	1.46	(0.21)	–	(0.21)	13.60	11.91	16,610	1.11	(1)	1.38	0.52	19
2016	13.33	0.01	(0.80)	(0.79)	(0.19)	–	(0.19)	12.35	(5.93)	13,756	1.12	(1)	1.37	0.07	28
2015	12.90	0.06	0.67	0.73	(0.30)	–	(0.30)	13.33	5.74	14,130	0.94	‡	1.35	0.46	21
2014	11.75	0.02	1.27	1.29	(0.14)	–	(0.14)	12.90	11.01	13,859	0.88	‡	1.36	0.20	50
Class I
2018	$13.35	$0.11	$1.44	$1.55	$(0.22)	$ –	$(0.22)	$14.68	11.60%	$11,405	0.60%		0.82%	0.77%	7%
2017	12.11	0.11	1.38	1.49	(0.25)	–	(0.25)	13.35	12.38	21,720	0.62	(1)	0.88	0.84	19
2016	13.06	0.07	(0.78)	(0.71)	(0.24)	–	(0.24)	12.11	(5.44)	25,296	0.62	(1)	0.87	0.53	28
2015	12.62	0.12	0.68	0.80	(0.36)	–	(0.36)	13.06	6.38	31,258	0.41	‡	0.66	0.91	21
2014	11.48	0.09	1.23	1.32	(0.18)	–	(0.18)	12.62	11.55	39,367	0.36	‡	0.61	0.74	50
Tax-Managed Aggressive Strategy Fund
Class F
2018	$19.20	$0.24	$2.44	$2.68	$(0.27)	$ –	$(0.27)	$21.61	14.00%	$75,709	0.35%		0.57%	1.16%	7%
2017	16.99	0.21	2.24	2.45	(0.24)	–	(0.24)	19.20	14.51	64,802	0.37	(2)	0.63	1.17	11
2016	18.12	0.18	(1.11)	(0.93)	(0.20)	–	(0.20)	16.99	(5.18)	57,494	0.36	(2)	0.61	1.03	12
2015	17.13	0.17	1.00	1.17	(0.18)	–	(0.18)	18.12	6.85	63,755	0.16	‡(2)	0.41	0.99	15
2014	14.52	0.17	2.63	2.80	(0.19)	–	(0.19)	17.13	19.39	59,744	0.11	‡	0.36	1.10	37
Core Market Strategy Fund
Class F
2018	$11.19	$0.17	$0.63	$0.80	$(0.23)	$ –	$(0.23)	$11.76	7.17%	$105,341	0.35%		0.57%	1.42%	11%
2017	10.90	0.17	0.75	0.92	(0.30)	(0.33)	(0.63)	11.19	8.65	106,398	0.37	(3)	0.63	1.48	23
2016	11.66	0.14	(0.57)	(0.43)	(0.31)	(0.02)	(0.33)	10.90	(3.67)	106,899	0.36	(3)	0.61	1.22	24
2015	11.36	0.18	0.42	0.60	(0.30)	–	(0.30)	11.66	5.37	116,725	0.16	‡	0.41	1.53	20
2014	10.96	0.15	0.43	0.58	(0.18)	–	(0.18)	11.36	5.39	112,727	0.11	‡	0.36	1.33	52
Class I
2018	$12.13	$0.19	$0.66	$0.85	$(0.20)	$ –	$(0.20)	$12.78	7.00%	$1	0.60%		0.82%	1.49%	11%
2017	11.77	0.25	0.71	0.96	(0.27)	(0.33)	(0.60)	12.13	8.37	103	0.60	(3)	0.86	2.05	23
2016	12.16	0.01	(0.25)	(0.24)	(0.13)	(0.02)	(0.15)	11.77	(2.00)	11	0.60	(3)	0.86	0.12	24
2015	11.84	0.18	0.42	0.60	(0.28)	–	(0.28)	12.16	5.13	533	0.43	‡	0.67	1.46	20
2014	11.42	0.14	0.44	0.58	(0.16)	–	(0.16)	11.84	5.10	323	0.36	‡	0.61	1.18	52

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes F, D, and I respectively.
(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10%, and 0.60% for classes F, D, and I, respectively.
(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.
(3)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% and 0.60% for classes F and I, respectively.

54	SEI Asset Allocation Trust / Annual Report / March 31, 2018

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Allocation Fund
Class F
2018	$17.42	$0.22	$2.20	$2.42	$(0.24)	$(0.61)	$(0.85)	$18.99	13.98%	$28,825	0.35%		0.57%	1.16%	13%
2017	15.41	0.19	2.03	2.22	(0.21)	–	(0.21)	17.42	14.55	26,980	0.37	(1)	0.63	1.18	15
2016	16.43	0.16	(1.00)	(0.84)	(0.18)	–	(0.18)	15.41	(5.16)	25,218	0.36		0.62	1.02	23
2015	15.53	0.16	0.90	1.06	(0.16)	–	(0.16)	16.43	6.86	26,896	0.17	‡	0.41	0.99	15
2014	13.17	0.16	2.37	2.53	(0.17)	–	(0.17)	15.53	19.32	22,919	0.11	‡	0.36	1.09	49
Market Growth Strategy Fund
Class F
2018	$12.26	$0.17	$0.92	$1.09	$(0.24)	$–	$(0.24)	$13.11	8.92%	$263,954	0.35%		0.57%	1.29%	7%
2017	11.40	0.16	0.98	1.14	(0.28)	–	(0.28)	12.26	10.15	286,089	0.37	(2)	0.63	1.33	20
2016	12.21	0.11	(0.65)	(0.54)	(0.27)	–	(0.27)	11.40	(4.38)	306,490	0.36	(2)	0.62	0.98	20
2015	11.91	0.16	0.49	0.65	(0.35)	–	(0.35)	12.21	5.49	360,251	0.16	‡	0.41	1.31	20
2014	11.27	0.12	0.69	0.81	(0.17)	–	(0.17)	11.91	7.27	355,359	0.11	‡	0.36	1.08	50
Class D
2018	$12.20	$0.06	$0.93	$0.99	$(0.15)	$–	$(0.15)	$13.04	8.13%	$5,779	1.10%		1.32%	0.49%	7%
2017	11.35	0.08	0.98	1.06	(0.21)	–	(0.21)	12.20	9.37	6,496	1.11	(2)	1.38	0.66	20
2016	12.17	0.03	(0.66)	(0.63)	(0.19)	–	(0.19)	11.35	(5.18)	6,259	1.12	(2)	1.37	0.26	20
2015	11.88	0.06	0.50	0.56	(0.27)	–	(0.27)	12.17	4.76	6,010	0.96	‡	1.35	0.52	20
2014	11.27	0.03	0.68	0.71	(0.10)	–	(0.10)	11.88	6.37	7,391	0.94	‡	1.36	0.25	50
Class I
2018	$12.08	$0.12	$0.92	$1.04	$(0.21)	$–	$(0.21)	$12.91	8.61%	$7,527	0.60%		0.82%	0.97%	7%
2017	11.23	0.11	0.99	1.10	(0.25)	–	(0.25)	12.08	9.94	8,658	0.62	(2)	0.88	0.98	20
2016	12.04	0.08	(0.65)	(0.57)	(0.24)	–	(0.24)	11.23	(4.69)	10,156	0.61	(2)	0.87	0.72	20
2015	11.75	0.12	0.49	0.61	(0.32)	–	(0.32)	12.04	5.27	13,163	0.41	‡	0.66	0.99	20
2014	11.12	0.09	0.69	0.78	(0.15)	–	(0.15)	11.75	7.04	15,231	0.36	‡	0.61	0.80	50
Market Growth Strategy Allocation Fund
Class F
2018	$20.98	$0.26	$2.66	$2.92	$(0.29)	$–	$(0.29)	$23.61	13.99%	$134,878	0.35%		0.57%	1.17%	7%
2017	18.56	0.23	2.45	2.68	(0.26)	–	(0.26)	20.98	14.55	128,414	0.37	(1)	0.63	1.17	9
2016	19.79	0.20	(1.22)	(1.02)	(0.21)	–	(0.21)	18.56	(5.16)	122,313	0.35		0.61	1.03	13
2015	18.71	0.19	1.08	1.27	(0.19)	–	(0.19)	19.79	6.84	135,002	0.16	‡	0.41	0.99	17
2014	15.86	0.19	2.87	3.06	(0.21)	–	(0.21)	18.71	19.37	126,112	0.11	‡	0.36	1.10	34

*	Per share calculations were performed using average shares.

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes F, D, and I respectively.

(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class F.

(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10% and 0.60% for classes F, D, and I, respectively.

The	accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	55

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, and SEI Institutional International Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2018, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

Effective January 31, 2017, the Trust Class A shares were each re-designated as Class F shares. This share class name change had no impact on any Fund’s operations or investment policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2018, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds

56	SEI Asset Allocation Trust / Annual Report / March 31, 2018

are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders —

Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of March 31, 2018, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	57

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive or reimburse the Funds for all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class F	0.10%	0.25%	–	–	0.21%
Class I	0.10%	0.25%	0.25%	–	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	–	–	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	–	–	0.26%
Class D	0.10%	0.25%	–	0.75%	1.01%
Class I	0.10%	0.25%	0.25%		0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	–	–	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	–	–	0.31%
Class D	0.10%	0.25%	–	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	–	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	–	–	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	–	–	0.35%
Class D	0.10%	0.25%	–	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	–	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	–	–	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	–	–	0.35%
Class I	0.10%	0.25%	0.25%	–	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	–	–	0.35%
Market Growth Strategy Fund
Class F	0.10%	0.25%	–	–	0.35%
Class D	0.10%	0.25%	–	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	–	0.60%
Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	–	–	0.35%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

The Trust will pay the Administrator the following fees at the annual rate set forth below based upon the aggregate average daily net assets of the Trust:

	Previous Contractual Fees
	3/31/2016-12/31/2016	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%

58	SEI Asset Allocation Trust / Annual Report / March 31, 2018

	Previous Contractual Fees
	3/31/2016-12/31/2016	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Conservative Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.200%	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the

SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate. The Trust did not utilize the Program as of and for the year ended March 31, 2018.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

4. CAPITAL SHARE TRANSACTIONS

For the year ended March 31, 2018, Capital Share transactions for the Funds were as follows (Thousands):

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Shares Issued and Redeemed:
Class F:
Shares Issued	715	857	312	150	1,182	1,098	391	673
Shares Issued in Lieu of Cash Distributions	54	40	36	51	163	152	200	368
Shares Redeemed	(1,195)	(1,136)	(205)	(172)	(1,900)	(2,293)	(858)	(795)
Total Class F Transactions	(426)	(239)	143	29	(555)	(1,043)	(267)	246
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	58	75	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	4	4	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(74)	(200)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(12)	(121)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	12	34	N/A	N/A	147	115	N/A	N/A
Shares Issued in Lieu of Cash Distributions	1	1	N/A	N/A	3	7	N/A	N/A
Shares Redeemed	(65)	(206)	N/A	N/A	(433)	(153)	N/A	N/A
Total Class I Transactions	(52)	(171)	N/A	N/A	(283)	(31)	N/A	N/A
Increase (Decrease) in Capital Shares	(478)	(410)	143	29	(850)	(1,195)	(267)	246

SEI Asset Allocation Trust / Annual Report / March 31, 2018	59

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Shares Issued and Redeemed:
Class F:
Shares Issued	1,755	2,333	562	695	1,519	1,730	352	371
Shares Issued in Lieu of Cash Distributions	337	478	230	359	241	321	43	43
Shares Redeemed	(3,989)	(5,017)	(996)	(1,002)	(3,805)	(4,603)	(266)	(423)
Total Class F Transactions	(1,897)	(2,206)	(204)	52	(2,045)	(2,552)	129	(9)
Shares Issued and Redeemed:
Class D:
Shares Issued	39	65	N/A	N/A	113	153	N/A	N/A
Shares Issued in Lieu of Cash Distributions	3	5	N/A	N/A	11	19	N/A	N/A
Shares Redeemed	(64)	(44)	N/A	N/A	(380)	(64)	N/A	N/A
Total Class D Transactions	(22)	26	N/A	N/A	(256)	108	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	43	78	N/A	N/A	92	180	N/A	N/A
Shares Issued in Lieu of Cash Distributions	6	9	N/A	N/A	15	31	N/A	N/A
Shares Redeemed	(112)	(284)	N/A	N/A	(957)	(673)	N/A	N/A
Total Class I Transactions	(63)	(197)	N/A	N/A	(850)	(462)	N/A	N/A
Increase (Decrease) in Capital Shares	(1,982)	(2,377)	(204)	52	(3,151)	(2,906)	129	(9)

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Shares Issued and Redeemed:
Class F:
Shares Issued	803	1,324	219	257	1,747	2,100	388	557
Shares Issued in Lieu of Cash Distributions	170	434	62	20	389	535	72	79
Shares Redeemed	(1,520)	(2,055)	(312)	(364)	(5,333)	(6,197)	(870)	(1,104)
Total Class F Transactions	(547)	(297)	(31)	(87)	(3,197)	(3,562)	(410)	(468)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	45	60	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	5	9	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(139)	(88)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(89)	(19)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	1	7	N/A	N/A	57	73	N/A	N/A
Shares Issued in Lieu of Cash Distributions	–	–	N/A	N/A	10	16	N/A	N/A
Shares Redeemed	(9)	–	N/A	N/A	(201)	(276)	N/A	N/A
Total Class I Transactions	(8)	7	N/A	N/A	(134)	(187)	N/A	N/A
Decrease in Capital Shares	(555)	(290)	(31)	(87)	(3,420)	(3,768)	(410)	(468)

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

60	SEI Asset Allocation Trust / Annual Report / March 31, 2018

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2018, were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$5,585
Sales	9,852
Defensive Strategy Allocation Fund
Purchases	4,877
Sales	2,705
Conservative Strategy Fund
Purchases	15,517
Sales	23,521
Conservative Strategy Allocation Fund
Purchases	6,893
Sales	10,103
Moderate Strategy Fund
Purchases	34,120
Sales	53,668
Moderate Strategy Allocation Fund
Purchases	13,060
Sales	16,173
Aggressive Strategy Fund
Purchases	16,696
Sales	57,615
Tax-Managed Aggressive Strategy Fund
Purchases	8,112
Sales	4,833
Core Market Strategy Fund
Purchases	11,887
Sales	16,849
Core Market Strategy Allocation Fund
Purchases	3,821
Sales	5,042
Market Growth Strategy Fund
Purchases	21,850
Sales	61,344
Market Growth Strategy Allocation Fund
Purchases	8,687
Sales	16,679

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2018, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds, expiration of capital loss carryforward and foreign exchange gain/loss have been reclassified to/from the following accounts as of March 31, 2018 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
Defensive Strategy Fund	$71	$1,138	$(1,209)
Defensive Strategy Allocation Fund	91	(91)	–
Conservative Strategy Fund	332	5,407	(5,739)
Conservative Strategy Allocation Fund	480	(480)	–
Moderate Strategy Fund	1,172	25,922	(27,094)
Moderate Strategy Allocation Fund	807	(807)	–
Aggressive Strategy Fund	1,370	48,242	(49,612)
Tax-Managed Aggressive Strategy Fund	77	5,807	(5,884)
Core Market Strategy Fund	571	(571)	–
Core Market Strategy Allocation Fund	30	(30)	–
Market Growth Strategy Fund	1,582	87,196	(88,778)
Market Growth Strategy Allocation Fund	140	1,989	(2,129)

These classifications have no impact on net assets or net asset value per share.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	61

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2018

The tax character of dividends and distributions declared during the years ended March 31, 2018 and March 31, 2017 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals
	2018	2017	2018	2017	2018	2017
Defensive Strategy Fund	$550	$408	$–	$–	$550	$408
Defensive Strategy Allocation Fund	352	329	209	455	561	784
Conservative Strategy Fund	1,886	1,809	–	–	1,886	1,809
Conservative Strategy Allocation Fund	1,714	1,627	1,306	3,833	3,020	5,460
Moderate Strategy Fund	4,368	5,904	–	–	4,368	5,904
Moderate Strategy Allocation Fund	2,792	2,300	2,211	5,031	5,003	7,331

	Ordinary Income		Long-Term Capital Gains		Totals
	2018	2017	2018	2017	2018	2017
Aggressive Strategy Fund	4,122	5,120	–	–	4,122	5,120
Tax-Managed Aggressive Strategy Fund	918	786	–	–	918	786
Core Market Strategy Fund	2,101	2,850	–	3,050	2,101	5,900
Core Market Strategy Allocation Fund	387	346	894	–	1,281	346
Market Growth Strategy Fund	5,397	7,084	–	–	5,397	7,084
Market Growth Strategy Allocation Fund	1,709	1,612	–	–	1,709	1,612

As of March 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$65	$–	$(126)	$2	$(739)	$(798)
Defensive Strategy Allocation Fund	44	238	–	–	(206)	76
Conservative Strategy Fund	237	–	(783)	–	(1,537)	(2,083)
Conservative Strategy Allocation Fund	161	1,512	–	–	2,350	4,023
Moderate Strategy Fund	598	–	(8,240)	(2)	(1,066)	(8,710)
Moderate Strategy Allocation Fund	140	3,722	–	(1)	17,048	20,909
Aggressive Strategy Fund	16	–	–	–	13,953	13,969
Tax-Managed Aggressive Strategy Fund	9	–	–	3	26,679	26,691
Core Market Strategy Fund	208	1,305	–	–	2,502	4,015
Core Market Strategy Allocation Fund	17	353	–	1	9,814	10,185
Market Growth Strategy Fund	235	–	(1,511)	–	6,817	5,541
Market Growth Strategy Allocation Fund	13	–	(1,087)	–	46,008	44,934

The Funds had capital loss carryforwards at March 31, 2018 as follows ($ Thousands):

	Years Expiring	Amounts
Defensive Strategy Fund	2019	$126
Conservative Strategy Fund	2019	783
Moderate Strategy Fund	2019	8,240
Market Growth Strategy Fund	2019	1,511
Market Growth Strategy Allocation Fund	2019	1,087

For Federal income tax purposes, the capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired. The Funds’ use of capital loss carryforwards acquired by the Moderate Strategy Fund, Aggressive Strategy Fund and Market Growth Strategy Fund are subject to annual limitations.

During the fiscal year ended March 31, 2018, the following Funds utilized and/or had expired capital loss carryforwards to offset capital gains ($ Thousands):

	Utilized Capital Loss Carryfowards	Expired Capital Loss Carryfowards
Defensive Strategy Fund	$249	$1,209
Conservative Strategy Fund	2,082	5,739
Moderate Strategy Fund	7,740	27,094
Aggressive Strategy Fund	15,727	49,612
Tax-Managed Aggressive Strategy Fund	3,351	5,884
Core Market Strategy Fund	738	—
Market Growth Strategy Fund	14,809	88,778
Market Growth Strategy Allocation Fund	10,088	2,130

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment

62	SEI Asset Allocation Trust / Annual Report / March 31, 2018

capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2018, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$29,419	$11	$(750)	$(739)
Defensive Strategy Allocation Fund	10,334	536	(742)	(206)
Conservative Strategy Fund	86,975	501	(2,038)	(1,537)
Conservative Strategy Allocation Fund	37,104	3,849	(1,499)	2,350
Moderate Strategy Fund	202,315	4,440	(5,506)	(1,066)
Moderate Strategy Allocation Fund	75,090	21,181	(4,133)	17,048
Aggressive Strategy Fund	215,781	20,261	(6,308)	13,953
Tax-Managed Aggressive Strategy Fund	49,056	27,191	(512)	26,679
Core Market Strategy Fund	102,876	7,089	(4,587)	2,502
Core Market Strategy Allocation Fund	19,020	10,137	(323)	9,814
Market Growth Strategy Fund	270,547	16,771	(9,954)	6,817
Market Growth Strategy Allocation Fund	88,916	48,189	(2,181)	46,008

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2018, SPTC held of record the following:

Defensive Strategy Fund - Class F	78.25%
Defensive Strategy Allocation - Class F	94.61%
Conservative Strategy Fund - Class F	78.01%
Conservative Strategy Fund - Class D	62.10%
Conservative Strategy Allocation Fund - Class F	84.11%

Moderate Strategy Fund - Class F	89.08%
Moderate Strategy Fund - Class D	71.36%
Moderate Strategy Allocation Fund - Class F	78.17%
Aggressive Strategy Fund - Class F	63.75%
Aggressive Strategy Fund - Class D	12.03%
Aggressive Strategy Fund - Class I	0.25%
Tax-Managed Aggressive Strategy Fund - Class F	96.10%
Core Market Strategy Fund - Class F	83.32%
Core Market Strategy Allocation Fund - Class F	98.59%
Market Growth Strategy Fund - Class F	82.86%
Market Growth Strategy Fund - Class D	22.86%
Market Growth Strategy Fund - Class I	0.00%
Market Growth Strategy Allocation Fund - Class F	95.30%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

SEI Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Asset Allocation Trust, comprised of the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (collectively, the “Funds”) as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 30, 2018

64	SEI Asset Allocation Trust / Annual Report / March 31, 2018

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments–Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments–Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016.Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds,The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	65

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II,Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds,Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Joan A. Binstock One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2018

Retired since February 2018. Chief Financial Officer and Chief Operations Officer at Lord, Abbett & Co. LLC from 1999 to 2018. Chief Financial Officer and Vice President at Lord, Abbett Family of Mutual Funds from 1999 to 2017. Chief Operating Officer at Morgan Grenfell Asset Management from 1997 to 1999. Director and Head of the Asset Management Regulatory Advisory Practice at Ernst & Young, LLP from 1995-1997. Vice President of Mutual Fund Accounting and Compliance at JPMorgan Fund Services from 1993-1995. Director and Chief Administrative/ Compliance Officer at BEA Associates from 1991 to 1993. Member of the Board and Audit Committee at DTCC Institutional Trade Processing since 2013. Founding Board Member at Association of Institutional Investors since 2010. Vice Chair of the Board at Bronx High School of Science Endowment Fund since 2015. Board Member at Greyston Foundation since 2003 and at Greyston Bakery from 2003 to 2009 and since 2014.

				104	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	104

Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

66	SEI Asset Allocation Trust / Annual Report / March 31, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	67

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2018

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2017 to March 31, 2018.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,002.70	0.21%	$1.06
Class I	1,000.00	1,001.50	0.46	2.30
Hypothetical 5% Return
Class F	$1,000.00	$1,023.88	0.21%	$1.07
Class I	1,000.00	1,022.63	0.46	2.33

Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,004.50	0.30%	$1.51
Hypothetical 5% Return
Class F	$1,000.00	$1,023.42	0.30%	$1.53

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,007.00	0.26%	$1.31
Class D	1,000.00	1,002.30	1.01	5.05
Class I	1,000.00	1,005.20	0.51	2.55
Hypothetical 5% Return
Class F	$1,000.00	$1,023.63	0.26%	$1.32
Class D	1,000.00	1,019.64	1.01	5.09
Class I	1,000.00	1,022.39	0.51	2.57

Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,005.50	0.35%	$1.76
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

68	SEI Asset Allocation Trust / Annual Report / March 31, 2018

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,012.00	0.31%	$1.56
Class D	1,000.00	1,008.40	1.06	5.32
Class I	1,000.00	1,011.30	0.56	2.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.38	0.31%	$1.57
Class D	1,000.00	1,019.64	1.06	5.35
Class I	1,000.00	1,022.13	0.56	2.83

Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,026.00	0.35%	$1.78
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,036.90	0.35%	$1.78
Class D	1,000.00	1,049.40	1.10	5.63
Class I	1,000.00	1,035.20	0.60	3.05
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77
Class D	1,000.00	1,019.44	1.10	5.55
Class I	1,000.00	1,021.93	0.60	3.03

Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,054.70	0.35%	$1.80
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,019.60	0.35%	$1.77
Class I	1,000.00	1,019.20	0.60	3.01
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77
Class I	1,000.00	1,021.95	0.60	3.01

Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,078.70	0.35%	$1.82
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,026.30	0.35%	$1.78
Class D	1,000.00	1,022.70	1.10	5.55
Class I	1,000.00	1,025.40	0.60	3.04
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77
Class D	1,000.00	1,019.44	1.10	5.55
Class I	1,000.00	1,021.93	0.60	3.03

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,054.80	0.35%	$1.80
Hypothetical 5% Return
Class F	$1,000.00	$1,023.18	0.35%	$1.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

SEI Asset Allocation Trust / Annual Report / March 31, 2018	69

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Advisory Agreement be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the Advisory Agreement with respect to the Funds. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees it charges to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2017 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance

70	SEI Asset Allocation Trust / Annual Report / March 31, 2018

information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Asset Allocation Trust / Annual Report / March 31, 2018	71

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2018 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2018 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2018, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total	Corporate Dividends Received Deduction (1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)
Defensive Strategy Fund	0.00%	100.00%	100.00%	8.25%	9.53%	8.17%
Defensive Strategy Allocation Fund	37.26%	62.74%	100.00%	17.90%	18.81%	0.00%
Conservative Strategy Fund	0.00%	100.00%	100.00%	11.75%	13.90%	6.43%
Conservative Strategy Allocation Fund	43.26%	56.74%	100.00%	21.95%	23.08%	0.00%
Moderate Strategy Fund	0.00%	100.00%	100.00%	6.20%	3.32%	6.26%
Moderate Strategy Allocation Fund	44.20%	55.80%	100.00%	37.71%	43.70%	0.00%
Aggressive Strategy Fund	0.00%	100.00%	100.00%	23.05%	45.85%	1.38%
Tax-Managed Aggressive Strategy Fund	0.00%	100.00%	100.00%	47.38%	66.71%	0.00%
Core Market Strategy Fund	0.00%	100.00%	100.00%	13.11%	21.57%	6.27%
Core Market Strategy Allocation Fund	69.83%	30.17%	100.00%	44.41%	62.03%	0.00%
Market Growth Strategy Fund	0.00%	100.00%	100.00%	18.13%	32.33%	3.70%
Market Growth Strategy Allocation Fund	0.00%	100.00%	100.00%	48.20%	67.16%	0.00%

Items (A) and (B) are based on the percentage of the Funds total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “ Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

72	SEI Asset Allocation Trust / Annual Report / March 31, 2018

SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan Cote

Joan Binstock

James Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI	New Ways.
New answers.®

1 Freedom Vally Drive,P.O. Box 1100,Oaks,PA19456

SEI-F-121 (3/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr., Hubert L. Harris, Jr. and Jim Taylor, Jr. Messrs. Cote, Sullivan, Harris and Taylor are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2018 and 2017 as follows:

		Fiscal Year 2018			Fiscal Year 2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$127,350	$0	N/A	$121,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$326,979	$0	$0	$326,979	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2018 and 2017 were $326,979 and $326,979, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

The Schedule of Investments in securities of unaffiliated issuers are as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s board of trustees (the “Board”). Pursuant to the Committee’s charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30-3(b)) and Rules 13a-15(b) or 15d-

15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 8, 2018

By:	/s/ James J. Hoffmayer
James J. Hoffmayer, Controller & CFO

Date: June 8, 2018